Exhibit 10.52

Borrower:	APPLE EIGHT HOSPITALITY, INC.	Note Number: 0001
Account Number:	9532140754/00001
Address:	901 E BYRD STE. 600	Richmond, Virginia
	RICHMOND, VA 23219-4052	Date: October 28, 2010

PROMISSORY NOTE

THE UNDERSIGNED REPRESENTS THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR BUSINESS/COMMERCIAL OR AGRICULTURAL PURPOSES.

For value received, the undersigned, jointly and severally, if more than one, promises to pay to BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the “Bank”), or order, at any of Bank’s offices in the above referenced city (or such other place or places that may be hereafter designated by Bank), the sum of SEVENTY-FIVE MILLION DOLLARS & 00/100 Dollars ($75,000,000.00), in immediately available coin or currency of the United States of America.

          Interest shall accrue from the date hereto on the unpaid balance outstanding from time to time at the Adjusted LIBOR Rate, as defined in the attached Addendum to Promissory Note.

          Principal and Interest is payable as follows: Principal (plus any accrued interest not otherwise scheduled herein) is due in full at maturity on October 28, 2012. Accrued interest is payable monthly commencing on November 28, 2010 and continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on October 28, 2012. Prior to an event of default, Borrower may borrow, repay, and reborrow hereunder pursuant to the terms of the Loan Agreement, hereinafter defined.

          The undersigned shall pay to Bank a late fee in the amount of five percent (5%) of any installment past due for ten (10) or more days. When any installment payment is past due for ten (10) or more days, subsequent payments shall first be applied to the past due balance. In addition, the undersigned shall pay to Bank a returned payment fee if the undersigned or any other obligor hereon makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Bank because of nonpayment due to nonsufficient funds.

          All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the Bank’s sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as the interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in the variable interest rate; provided that unless elected otherwise above, the fixed payment amount shall not be reduced below the original fixed payment amount. However, Bank shall have the right, in its sole discretion, to lower the fixed payment amount below the original payment amount.

          The Loan Agreement dated October 28, 2010, executed by Borrower and each Guarantor (the “Loan Agreement”) shall be security to Bank.

This Note is made and conditioned upon execution of a Negative Pledge Agreement dated October 28, 2010.

          All of the terms, conditions and covenants of the above described agreements (the “Agreements”) are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Note is entitled to the benefits of and remedies provided in the Agreements and any other agreements by and between the undersigned and the Bank.

          No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or of any other right on any future occasion. Every one of the undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

          The failure to pay any part of the principal or interest when due on this Note or to fully perform any covenant, obligation or warranty on this or on any other liability to the Bank by any one or more of the undersigned, by any affiliate of the undersigned (as defined in 11USC Section (101) (2)), or by any guarantor or surety of this Note (said affiliate, guarantor, and surety are herein called Obligor); or if any

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financial statement or other representation made to the Bank by any of the undersigned or any Obligor shall be found to be materially incorrect or incomplete; or if any of the undersigned shall fail to furnish information to the Bank sufficient to verify the identity of the undersigned as required under the USA Patriot Act; or in the event of a default pursuant to any of the Agreements or any other obligation of any of the undersigned or any Obligor in favor of the Bank; or in the event the Bank demands that the undersigned secure or provide additional security for its obligations under this Note and security deemed adequate and sufficient by the Bank is not given when demanded; or in the event one or more of the undersigned or any Obligor shall die, terminate its existence, allow the appointment of a receiver for any part of its property, make an assignment for the benefit of creditors, or where a proceeding under bankruptcy or insolvency laws is initiated by or against any of the undersigned or any Obligor; or in the event the Bank should otherwise deem itself, its security interest, or any collateral unsafe or insecure; or should the Bank in good faith believe that the prospect of payment or other performance is impaired; or if there is an attachment, execution, or other judicial seizure of all or any portion of the Borrower’s or any Obligor’s assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 20 days; or if final judgment for the payment of money shall be rendered against the Borrower or any Obligor which is not covered by insurance or debt cancellation and shall remain undischarged for a period of 30 days unless such judgment or execution thereon is effectively stayed; or the termination of any guaranty agreement given in connection with this Note, then any one of the same shall be a material default hereunder and this Note and other debts due the Bank by any one or more of undersigned shall immediately become due and payable without notice, at the option of the Bank. From and after any event of default hereunder, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank’s Prime Rate plus 5% per annum (“Default Rate”), provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the Commonwealth of Virginia; and further provided that such rate shall apply after judgment. In the event of any default, the then remaining unpaid principal amount and accrued but unpaid interest then outstanding shall bear interest at the Default Rate called for hereunder until such principal and interest have been paid in full. In addition, upon default, the Bank may pursue its full legal remedies at law or equity, and the balance due hereunder may be charged against any obligation of the Bank to any party including any Obligor. Bank shall not be obligated to accept any check, money order, or other payment instrument marked “payment in full” on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under this Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless in fact such payment is in fact sufficient to pay the amount due hereunder.

WAIVER OF TRIAL BY JURY. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS NOTE OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN EVIDENCED BY THIS NOTE. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION IN THE EVENT OF LITIGATION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

          Unless otherwise required under a Loan Agreement, if applicable, and as long as any indebtedness evidenced by this Note remains outstanding or as long as Bank remains obligated to make advances, the undersigned shall furnish annually an updated financial statements pursuant to the terms of the Loan Agreementwhich financial statements, when delivered shall be the property of the Bank.

          The term “Prime Rate,” if used herein, means the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate. The Prime Rate is one of several rate indexes employed by the Bank when extending credit. Any change in the interest rate resulting from a change in the Bank’s Prime Rate shall become effective as of the opening of business on the effective date of the change. If this Note is placed with an attorney for collection, the undersigned agrees to pay, in addition to principal and interest, all costs of collection, including but not limited to reasonable attorneys’ fees. All obligations of the undersigned and of any Obligor shall bind his heirs, executors, administrators, successors, and/or assigns. Use of the masculine pronoun herein shall include the feminine and the neuter, and also the plural. If more than one party shall execute this Note, the term “undersigned” as used herein shall mean all the parties signing this Note and each of them, and all such parties shall be jointly and severally obligated hereunder. Wherever possible, each provision of this Note shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. All of the undersigned hereby waive all exemptions and homestead laws. The proceeds of the loan evidenced by this Note may be paid to any one or more of the undersigned.

          From time to time the maturity date of this Note may be extended, or this Note may be renewed in whole or in part, or a new note of different form may be substituted for this Note, or the rate of interest

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may be modified, or changes may be made in consideration of loan extensions, and the holder hereof, from time to time may waive or surrender, either in whole or in part any rights, guaranties, secured interest, or liens, given for the benefit of the holder in connection with the payment and the securing the payment of this Note; but no such occurrence shall in any manner affect, limit, modify, or otherwise impair any rights, guaranties or security of the holder not specifically waived, released, or surrendered in writing, nor shall the undersigned makers, or any guarantor, endorser, or any person who is or might be liable hereon, either primarily or contingently, be released from such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon, and such release shall not affect or discharge the liability of any other person who is or might be liable hereon. No waivers and modifications shall be valid unless in writing and signed by the Bank. The Bank may, at its option, charge any reasonable fees for the modification, renewal, extension, or amendment of any of the terms of the Note permitted by applicable laws. In case of a conflict between the terms of this Note and the Loan Agreement or Commitment Letter issued in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement, and then the Commitment Letter. This Note shall be governed by and construed in accordance with the laws of Virginia.

IN WITNESS WHEREOF, the undersigned, on the day and year first written above, has caused this Note to be executed under seal.

WITNESS:	APPLE EIGHT HOSPITALITY, INC.

	By:	(SEAL)

Bryan F. Peery
Title: Vice President

COMMONWEALTH OF VIRGINIA
CITY OF RICHMOND_______________

On this 28th day of October, 2010, before me, the undersigned Notary Public, personally appeared Bryan F. Peery, and known to me to be the Vice President of Apple Eight Hospitality, Inc., and acknowledged this instrument to be thefree and voluntary act and deed of the corporation, by authority of its Bylaws or by the resolution of its board of directors, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this instrument and in fact executed the instrument on behalf of the corporation.

(STAMP OR SEAL)	(SEAL)

Notary Public
My Commission Expires: ______________
Notary Registration Number: ____________

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Borrower:	APPLE EIGHT HOSPITALITY, INC.	Note Number: 0002
Account Number:	9532140754/00002
Address:	901 E BYRD STE. 600	Richmond, Virginia
	RICHMOND, VA 23219-4052	Date: October 28, 2010

PROMISSORY NOTE

THE UNDERSIGNED REPRESENTS THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR BUSINESS/COMMERCIAL OR AGRICULTURAL PURPOSES.

For value received, the undersigned, jointly and severally, if more than one, promises to pay to BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the “Bank”), or order, at any of Bank’s offices in the above referenced city (or such other place or places that may be hereafter designated by Bank), the sum of TWENTY-FIVE MILLION DOLLARS & 00/100 Dollars ($ 25,000,000.00), in immediately available coin or currency of the United States of America.

          Interest shall accrue from the date hereto on the unpaid balance outstanding from time to time at the Adjusted LIBOR Rate, as defined in the attached Addendum to Promissory Note.

          Principal and Interest is payable as follows: Principal (plus any accrued interest not otherwise scheduled herein) is due in full at maturity on October 28, 2012. Accrued interest is payable monthly commencing on November 28, 2010 and continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on October 28, 2012.

          The undersigned shall pay to Bank a late fee in the amount of five percent (5%) of any installment past due for ten (10) or more days. When any installment payment is past due for ten (10) or more days, subsequent payments shall first be applied to the past due balance. In addition, the undersigned shall pay to Bank a returned payment fee if the undersigned or any other obligor hereon makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Bank because of nonpayment due to nonsufficient funds.

          All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the Bank’s sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as the interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in the variable interest rate; provided that unless elected otherwise above, the fixed payment amount shall not be reduced below the original fixed payment amount. However, Bank shall have the right, in its sole discretion, to lower the fixed payment amount below the original payment amount.

          This note (“Note”) is given by the undersigned in connection with those two Deeds of Trust between Apple Eight Hospitality Ownership, Inc. and the Bank, dated October 28, 2010 in the maximum principal amount of TWENTY-FIVE MILLION DOLLARS & NO/100 DOLLARS ($25,000,000.00). Apple Eight Hospitality Ownership, Inc. is a 100% wholly owned subsidiary of the undersigned.

          The Loan Agreement dated October 28, 2010, executed by Borrower and each Guarantor shall be security to Bank.

          This Note is made and conditioned upon execution of an Assignment of Leases and Rents dated October 28, 2010, executed by APPLE EIGHT HOSPITALITY OWNERSHIP, INC.

          All of the terms, conditions and covenants of the above described agreements (the “Agreements”) are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Note is entitled to the benefits of and remedies provided in the Agreements and any other agreements by and between the undersigned and the Bank. In addition to Bank’s rights of off-set and to any liens and security interests granted to Bank in the Agreements, the undersigned hereby grants to Bank a security interest in all of its depository accounts with and investment property held by Bank, which shall serve as collateral for the indebtedness and obligations evidenced by this Note.

          No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or of any other right on any future occasion. Every one of the undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any

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substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

          The failure to pay any part of the principal or interest when due on this Note or to fully perform any covenant, obligation or warranty on this or on any other liability to the Bank by any one or more of the undersigned, by any affiliate of the undersigned (as defined in 11USC Section (101) (2)), or by any guarantor or surety of this Note (said affiliate, guarantor, and surety are herein called Obligor); or if any financial statement or other representation made to the Bank by any of the undersigned or any Obligor shall be found to be materially incorrect or incomplete; or if any of the undersigned shall fail to furnish information to the Bank sufficient to verify the identity of the undersigned as required under the USA Patriot Act; or in the event of a default pursuant to any of the Agreements or any other obligation of any of the undersigned or any Obligor in favor of the Bank; or in the event the Bank demands that the undersigned secure or provide additional security for its obligations under this Note and security deemed adequate and sufficient by the Bank is not given when demanded; or in the event one or more of the undersigned or any Obligor shall die, terminate its existence, allow the appointment of a receiver for any part of its property, make an assignment for the benefit of creditors, or where a proceeding under bankruptcy or insolvency laws is initiated by or against any of the undersigned or any Obligor; or in the event the Bank should otherwise deem itself, its security interest, or any collateral unsafe or insecure; or should the Bank in good faith believe that the prospect of payment or other performance is impaired; or if there is an attachment, execution, or other judicial seizure of all or any portion of the Borrower’s or any Obligor’s assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 20 days; or if final judgment for the payment of money shall be rendered against the Borrower or any Obligor which is not covered by insurance or debt cancellation and shall remain undischarged for a period of 30 days unless such judgment or execution thereon is effectively stayed; or the termination of any guaranty agreement given in connection with this Note, then any one of the same shall be a material default hereunder and this Note and other debts due the Bank by any one or more of undersigned shall immediately become due and payable without notice, at the option of the Bank. From and after any event of default hereunder, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank’s Prime Rate plus 5% per annum (“Default Rate”), provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the Commonwealth of Virginia; and further provided that such rate shall apply after judgment. In the event of any default, the then remaining unpaid principal amount and accrued but unpaid interest then outstanding shall bear interest at the Default Rate called for hereunder until such principal and interest have been paid in full. In addition, upon default, the Bank may pursue its full legal remedies at law or equity, and the balance due hereunder may be charged against any obligation of the Bank to any party including any Obligor. Bank shall not be obligated to accept any check, money order, or other payment instrument marked “payment in full” on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under this Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless in fact such payment is in fact sufficient to pay the amount due hereunder.

          WAIVER OF TRIAL BY JURY. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS NOTE OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN EVIDENCED BY THIS NOTE. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION IN THE EVENT OF LITIGATION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

          Unless otherwise required under a Loan Agreement, if applicable, and as long as any indebtedness evidenced by this Note remains outstanding or as long as Bank remains obligated to make advances, the undersigned shall furnish annually an updated financial statement in a form satisfactory to Bank, which, when delivered shall be the property of the Bank.

          The term “Prime Rate,” if used herein, means the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate. The Prime Rate is one of several rate indexes employed by the Bank when extending credit. Any change in the interest rate resulting from a change in the Bank’s Prime Rate shall become effective as of the opening of business on the effective date of the change. If this Note is placed with an attorney for collection, the undersigned agrees to pay, in addition to principal and interest, all costs of collection, including but not limited to reasonable attorneys’ fees. All obligations of the undersigned and of any Obligor shall bind his heirs, executors, administrators, successors, and/or assigns. Use of the masculine pronoun herein shall include the feminine and the neuter, and also the plural. If more than one party shall execute this Note, the term “undersigned” as used herein shall mean all the parties signing this Note and each of them, and all such parties shall be jointly and severally obligated hereunder. Wherever possible, each provision of this

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Note shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. All of the undersigned hereby waive all exemptions and homestead laws. The proceeds of the loan evidenced by this Note may be paid to any one or more of the undersigned.

          From time to time the maturity date of this Note may be extended, or this Note may be renewed in whole or in part, or a new note of different form may be substituted for this Note, or the rate of interest may be modified, or changes may be made in consideration of loan extensions, and the holder hereof, from time to time may waive or surrender, either in whole or in part any rights, guaranties, secured interest, or liens, given for the benefit of the holder in connection with the payment and the securing the payment of this Note; but no such occurrence shall in any manner affect, limit, modify, or otherwise impair any rights, guaranties or security of the holder not specifically waived, released, or surrendered in writing, nor shall the undersigned makers, or any guarantor, endorser, or any person who is or might be liable hereon, either primarily or contingently, be released from such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon, and such release shall not affect or discharge the liability of any other person who is or might be liable hereon. No waivers and modifications shall be valid unless in writing and signed by the Bank. The Bank may, at its option, charge any reasonable fees for the modification, renewal, extension, or amendment of any of the terms of the Note permitted by applicable laws. In case of a conflict between the terms of this Note and the Loan Agreement or Commitment Letter issued in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement, and then the Commitment Letter. This Note shall be governed by and construed in accordance with the laws of Virginia.

(SIGNATURE ON FOLLOWING PAGES)

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IN WITNESS WHEREOF, the undersigned, on the day and year first written above, has caused this Note to be executed under seal.

WITNESS:	APPLE EIGHT HOSPITALITY, INC.

	By:	(SEAL)

Bryan F. Peery
Title: Vice President

COMMONWEALTH OF VIRGINIA
CITY OF RICHMOND ______________

On this 28th day of October, 2010, before me, the undersigned Notary Public, personally appeared Bryan F. Peery, and known to me to be the Vice President of Apple Eight Hospitality, Inc., the company that executed this instrument and acknowledged this instrument to be “the free and voluntary act and deed of the corporation, by authority of its Bylaws or by the resolution of its board of directors, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this instrument and in fact executed the instrument on behalf of the corporation.

(STAMP OR SEAL)	(SEAL)

Notary Public
My Commission Expires: ________________
Notary Registration Number: ______________

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BB&T
LOAN AGREEMENT

953-2140754/00001

Account Number

This Loan Agreement (the “Agreement”) is made this 28th day of October, 2010 by and between BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (“Bank”), and:

Apple Eight Hospitality, Inc., a Virginia corporation (“Borrower”), having its chief executive office at 814 E. Main St., Richmond, Virginia.

Apple REIT Eight, Inc. (the “REIT”), Apple Eight Hospitality Massachusetts, Inc., Apple Eight Hospitality Midwest, LLC, Apple Eight Hospitality Ownership, Inc., and Apple Eight Hospitality Texas, LLC (individually “Guarantor” and collectively the “Guarantors”).

The Borrower has applied to Bank for and the Bank has agreed to make, subject to the terms of this Agreement, the following loan(s) (hereinafter referred to, singularly or collectively, if more than one, as “Loan”):

Line of Credit (“Line of Credit”) in the maximum principal amount not to exceed $75,000,000.00 at any one time outstanding for the purpose of working capital, property renovation, capital expenditure funding and completion of property acquisition which shall be evidenced by the Borrower’s Promissory Note dated on or after the date hereof which shall mature October 28, 2012, when the entire unpaid principal balance then outstanding plus accrued interest thereon shall be paid in full unless the line is renewed or termed out under a different loan structure. Funds shall be advanced under the Line of Credit at the request of an authorized officer of the Borrower, which shall be made in writing in a form acceptable to the Bank. Prior to maturity or the occurrence of any Event of Default hereunder and subject to any availability limitations, as applicable, the Borrower may borrow, repay, and re-borrow under the Line of Credit through maturity. The Line of Credit shall bear interest at the one month LIBOR rate plus two and twenty-five one-hundredths of a percent (2.25%) per annum, and adjusted monthly on the note date and the rate will have a floor of three and fifty one-hundredths of a percent (3.50%). Accrued interest shall be repayable monthly and all interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days.

Section 1 Conditions Precedent

The Bank shall not be obligated to make any disbursement of Loan proceeds until all of the following conditions have been satisfied by proper evidence, execution, and/or delivery to the Bank of the following items in addition to this Agreement, all in form and substance satisfactory to the Bank and the Bank’s counsel in their sole discretion:
USA Patriot Act Verification Information: Information or documentation, including but not limited to the legal name, address, tax identification number, driver’s license, and date of birth (if the Borrower is an individual) of the Borrower sufficient for the Bank to verify the identity of the Borrower in accordance with the USA Patriot Act. Borrower shall notify Bank promptly of any change in such information.

Note(s): The Note(s) evidencing the Loans(s) duly executed by the Borrower.

Deed(s) of Trust: The Credit Line Deed(s) of Trust in which Apple Eight Hospitality Ownership, Inc. (“Mortgagor”) shall grant to a Trustee for the benefit of bank a first Deed of Trust lien on the specified real property and improvements thereon (“Mortgaged Property”). The Mortgaged Property shall be cross-collateralized with the $25,000,000.00 term loan (the “Term Loan”) to Apple Eight Hospitality, Inc.

Assignment of Leases and Rents: The Assignment of Leases and Rents in which the Mortgagor shall assign to Bank all existing and thereafter arising leases on the Mortgaged Property and the rents and profits therefrom.

Security Agreement(s): Security Agreement(s) in which Borrower and any other owner (a “Debtor”) of personal property collateral shall grant to Bank a first priority security interest in the personal property specified therein. (If Bank has or will have a security interest in any collateral which is inferior to the security interest of another creditor, Borrower must fully disclose to Bank any and all prior security interests, and Bank must specifically approve any such security interest which will continue during the Loan.)

UCC Financing Statements: Copies of UCC Financing Statements duly filed in Borrower’s or other owner’s state of incorporation, organization or residence, and in all jurisdictions necessary, or in the opinion of the Bank desirable, to perfect the security interests granted in the Security Agreement(s), and certified copies of Information Requests identifying all previous financing statements on record for the Borrower or other owner, as appropriate from all jurisdictions indicating that no security interest has previously been granted in any of the collateral described in the Security Agreement(s), unless prior approval has been given by the Bank.

Commitment Fee: A commitment fee (or balance thereof) of $93,500.00 payable to the Bank on the date of execution of the Loan Documents.

Negative Pledge Agreement: To secure payment of the line of credit, the Borrower shall grant, pledge, or convey to the Bank a Negative Pledge Agreement on Apple Eight Hospitality, Inc., hotel properties that will be defined “as the Borrowing Base Property Group” (the “Property Group”). The Property Group must have sufficient value to cover the BB&T Line Facility and any other unsecured debt at a ratio of value to debt of 2.0 times. The Borrower may exchange properties of equal or greater value if necessary for economic reasons in the future, but must be approved by the Bank in writing. The Property Group’s value to be determined by a quarterly measure of net operating income capped at ten percent (10%). All hotels in the Property Group must be within the BB&T footprint, which as of the date hereof includes the states and/or commonwealths of Indiana, Kentucky, Tennessee, Alabama, Georgia, Florida, West Virginia, Maryland, Virginia, North Carolina and South Carolina and the District of Columbia. All properties in the Property Group to be individually compliant with appropriate franchise agreements, environmental compliance, clear title, and other items deemed appropriate and necessary should the Bank find it necessary to become a secured lender. No individual property within the Property Group will have an assigned value in excess of forty million dollars ($40,000,000.00). The Negative Pledge Agreement shall be recorded in the land records at the county and/or city levels where the Property Group property is located.

Corporate Resolution: A Corporate Resolution duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery, and performance of the Loan Documents on or in a form provided by or acceptable to Bank.

Articles of Incorporation: A copy of the Articles of Incorporation and all other charter documents of the Borrower, all filed with and certified by the Secretary of State of the State of the Borrower’s incorporation.

By-Laws: A copy of the By-Laws of the Borrower, certified by the Secretary of the Borrower as to their completeness and accuracy.
Certificate of Incorporation: A copy of the Certificate of Incorporation as filed with the Secretary of State, Corporation Commission.
Certificate of Incumbency: A certificate of the Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign the Loan Documents.

Certificate of Existence: A certification of the Secretary of State (or other government authority) of the State of the Borrower’s Incorporation or Organization as to the existence or good standing of the Borrower and its charter documents on file.

Opinion of Counsel: An opinion of counsel for the Borrower satisfactory to the Bank and the Bank’s counsel.

Guaranty: Unconditional joint and unlimited guarantee of payment of the Loan, including principal, interest, late fees, if any, and costs of collection, from the REIT Apple Eight Hospitality Massachusetts, Inc., Apple Eight Hospitality Midwest, LLC, Apple Eight Hospitality Ownership, Inc., and Apple Eight Hospitality Texas, LLC.

Hazard Insurance: At closing, the Borrower shall provide the Bank a copy of the hazard insurance policies for the replacement cost of all properties in the Property Group.
Term Loan: At closing, all conditions precedent to the closing of the Term Loan shall have been satisfied by the borrower parties thereunder.
Additional Documents: Receipt by the Bank of other approvals, opinions, or documents as the Bank may reasonably request.

Section 2 Representations and Warranties

The Borrower and Guarantor(s) represent and warrant to Bank that:

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2.01. Financial Statements. The consolidated balance sheet of the REIT Guarantor and its subsidiaries, if any, and the related Statements of Income and Retained Earnings of the Guarantor and its subsidiaries, the accompanying footnotes together with the accountant’s opinion thereon, and all other financial information previously furnished to the Bank, are true and correct and fairly reflect the financial condition of the Guarantor and its subsidiaries as of the dates thereof, including all contingent liabilities of every type, and the financial condition of the Guarantor and its subsidiaries as stated therein has not changed materially and adversely since the date thereof.

2.02. Name, Capacity and Standing. The Borrower’s exact legal name is correctly stated in the initial paragraph of the Agreement. If the Borrower and/or any Guarantor is a corporation, general partnership, limited partnership, limited liability partnership, or limited liability company, each warrants and represents that it is duly organized and validly existing under the laws of its respective state of incorporation or organization; that it and/or its subsidiaries, if any, are duly qualified and in good standing in every other state in which the nature of their business shall require such qualification, and are each duly authorized by their board of directors, general partners or member/manager(s), respectively, to enter into and perform the obligations under the Loan Documents.

2.03. No Violation of Other Agreements. The execution of the Loan Documents, and the performance by the Borrower, by any and all pledgors (whether the Borrower or other owners of collateral property securing payment of the Loan (hereinafter sometimes referred to as the “Pledgor”)) or by the Guarantor(s) thereunder will not violate any provision, as applicable, of its articles of incorporation, by-laws, articles of organization, operating agreement, agreement of partnership, limited partnership or limited liability partnership, or, of any law, other agreement, indenture, note, or other instrument binding upon the Borrower, Pledgor or Guarantor(s), or give cause for the acceleration of any of the respective obligations of the Borrower or Guarantor(s).

2.04. Authority. All authority from and approval by any federal, state, or local governmental body, commission or agency necessary to the making, validity, or enforceability of this Agreement and the other Loan Documents has been obtained.

2.05. Asset Ownership. The Borrower and each Guarantor have good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements furnished to the Bank, and all such properties and assets are free and clear of mortgages, deeds of trust, pledges, liens, and all other encumbrances except as otherwise disclosed by such financial statements. In addition, each other owner of collateral has good and marketable title to such collateral, free and clear of any liens, security interests and encumbrances, except as otherwise disclosed to Bank.

2.06. Discharge of Liens and Taxes. The Borrower and its subsidiaries, if any, and each Guarantor have filed, paid, and/or discharged all taxes or other claims which may become a lien on any of their respective properties or assets, excepting to the extent that such items are being appropriately contested in good faith and for which an adequate reserve (in an amount acceptable to Bank) for the payment thereof is being maintained.

2.07. Regulations U and X. None of the Loan proceeds shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock in violation of the provisions of Regulation U and Regulation X of the Board of Governors of the Federal Reserve System.

2.08. ERISA. Each employee benefit plan, as defined by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), maintained by the Borrower or by any subsidiary of the Borrower or Guarantor(s) meets, as of the date hereof, the minimum funding standards of Section 302 of ERISA, all applicable requirements of ERISA and of the Internal Revenue Code of 1986, as amended, and no “Reportable Event” nor “Prohibited Transaction” (as defined by ERISA) has occurred with respect to any such plan.

2.09. Litigation. There is no claim, action, suit or proceeding pending, threatened or reasonably anticipated before any court, commission, administrative agency, whether State or Federal, or arbitration which will materially adversely affect the financial condition, operations, properties, or business of the Borrower or its subsidiaries, if any, or the Guarantor(s), or the ability of the Borrower or the Guarantor(s) to perform their obligations under the Loan Documents.

2.10. Other Agreements. The representations and warranties made by Borrower to Bank in the other Loan Documents are true and correct in all respects on the date hereof.

2.11. Binding and Enforceable. The Loan Documents, when executed, shall constitute valid and binding obligations of the Borrower and Guarantors respectively, the execution of such Loan Documents has been duly authorized by the parties thereto, and are enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditors’ rights generally.

2.12. Commercial Purpose. The Loan(s) are not “consumer transactions”, as defined in the Virginia Uniform Commercial Code, and none of the collateral was or will be purchased or held primarily for personal, family or household purposes.

Section 3 Affirmative Covenants

The Borrower covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations owed under the Loan Documents, Borrower shall:

3.01. Maintain Existence and Current Legal Form of Business. (a) Maintain its existence and good standing in the state of its incorporation or organization, (b) maintain its current legal form of business indicated above, and, (c) as applicable, qualify and remain qualified as a foreign corporation, general partnership, limited partnership, limited liability partnership or limited liability company in each jurisdiction in which such qualification is required.

3.02. Maintain Records. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Borrower.

3.03. Maintain Properties. Maintain, keep, and preserve all of its properties (tangible and intangible) including the collateral necessary or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

3.04. Conduct of Business. Continue to engage in an efficient, prudent, and economical manner in a business of the same general type as now conducted.

3.05. Maintain Insurance. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business, and business interruption insurance if required by Bank, which insurance may provide for reasonable deductible(s).

3.06. Comply With Laws. Comply in all respects with all applicable laws, rules, regulations, and orders including, without limitation, paying before the delinquency of all taxes, assessments, and governmental charges imposed upon it or upon its property, and all Environmental Laws.

3.07. Right of Inspection. Permit the officers and authorized agents of the Bank, at any reasonable time or times in the Bank’s sole discretion, to examine and make copies of the records and books of account of, to visit the properties of the Borrower, and to discuss such matters with any officers, directors, managers, members or partners, limited or general of the Borrower, and the Borrower’s independent accountant as the Bank deems necessary and proper.

3.08. Reporting Requirements. Furnish to the Bank:

Quarterly Financial Statements (10-Q): Quarterly financial statement for the REIT as soon as available and not more than Forty-five (45) days after the end of each quarter, balance sheets, statements of income, cash flow, and retained earnings for the period ended and a statement of changes in the financial position, all in reasonable detail, and all prepared in accordance with GAAP consistently applied and certified as true and correct by an officer, general partner or manager (or member(s)) of the REIT Guarantor, as appropriate.

Annual Financial Statements (10-K): Consolidated fiscal year-end financial statement for the REIT, Inc., as soon as available and not more than One Hundred Twenty (120) days after the end of each fiscal year, balance sheets, statements of income, and retained earnings for the period ended and a statement of changes in the financial position of the REIT Guarantor, all in reasonable detail, and all prepared in accordance with GAAP consistently applied. The financial statements must be of the following quality or better: Audited.

Notice of Litigation: Promptly after the receipt by the Borrower, or by any Guarantor of which Borrower has knowledge, of notice or complaint of any action, suit, and proceeding before any court or administrative agency of any type which, if determined adversely, could have a material adverse effect on the financial condition, properties, or operations of the Borrower or Guarantor, as appropriate.

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Tax Returns: As soon as available each year, complete copies (including all schedules) of all state and federal tax returns filed by Borrower.
Notice of Default: Promptly upon discovery or knowledge thereof, notice of the existence of any event of default under this Agreement or any other Loan Documents.

USA Patriot Act Verification Information: Information or documentation, including but not limited to the legal name, address, tax identification number, driver’s license, and date of birth (if the Borrower is an individual) of the Borrower sufficient for the Bank to verify the identity of the Borrower in accordance with the USA Patriot Act. Borrower shall notify Bank promptly of any change in such information.

Other Information: Such other information as the Bank may from time to time reasonably request.
3.09.	Deposit Accounts. Borrower and related companies agree to maintain their existing deposit relationship with the Bank. Borrower will open an operating account to support this term loan facility.
3.10.

Affirmative Covenants from other Loan Documents. All affirmative covenants contained in any Deed of Trust, Security Agreement, Assignment of Leases and Rents, or other security document executed by the Borrower which are described in Section 1 hereof are hereby incorporated by reference herein.

Section 4 Guarantor(s) Covenants

Each Guarantor covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations owed under the Loan Documents, Guarantor shall:

4.01. Maintain Existence and Current Legal Form of Business. If Guarantor is a corporation, partnership, limited partnership, limited liability partnership or limited liability company, (a) maintain its existence and good standing in the state of its incorporation or organization, (b) maintain its current legal form of business as shown on the guaranty agreement provided by Guarantor to Bank in connection with the Loan, (c) without the Bank’s prior written consent, change Guarantor’s name, or enter into any merger, consolidation, reorganization or exchange of stock, ownership interests or assets, and (d) as applicable, qualify and remain qualified as a foreign corporation, general partnership, limited partnership, limited liability partnership or limited liability company in each jurisdiction in which such qualification is required.

4.02. Maintain Properties - Liquid Assets. If the Guarantor is a corporation, partnership, limited partnership, limited liability partnership, limited liability limited partnership, or limited liability company, it shall not, without the prior written consent of Bank, sell, transfer or otherwise dispose of all or substantially all of Guarantor’s properties (tangible or intangible), except in the ordinary course of business. Liquid Assets includes but is not limited to all securities and/or securities accounts, bonds, mutual funds, certificates of deposit, money market accounts, U.S. Treasuries and other federal agency instruments, hedge funds, derivative accounts and other investment instruments.

4.03. Comply With Laws. Comply in all respects with all applicable laws, rules, regulations, and orders including, without limitation, paying before the delinquency of all taxes, assessments, and governmental charges imposed or assessed upon Guarantor or upon Guarantor’s property, and all Environmental Laws.

4.04. Reporting Requirements. Furnish to the Bank:

Notice of Litigation: Promptly after the receipt by Guarantor, or by Borrower of which Guarantor has knowledge, of notice of any action, suit, and proceeding before any court or governmental agency of any type which, if determined adversely, could have a material adverse effect on the financial condition, properties, or operations of the Guarantor or Borrower, as appropriate.

4.05. Transfer of Ownership. Not, without the prior written consent of the Bank: If Guarantor is a corporation, (a) issue, transfer or sell any new class of stock, or (b) issue, transfer or sell, in the aggregate, from its treasury stock and/or currently authorized but unissued shares of any class of stock, more than 50% of the total number of all such issued and outstanding shares as of the date of this Agreement; or, if Guarantor is a general partnership, limited partnership, limited liability partnership or limited liability company, issue, transfer or sell any interest in Guarantor.

4.06. Tax Returns: As soon as available each year, furnish complete copies (including all schedules) of all state and federal tax returns filed by Guarantor.
4.07. Other Information: Furnish such other information as the Bank may from time to time reasonably request.

Section 5 Financial Covenants

The Borrower covenants and agrees that from the date hereof until payment in full of all indebtedness and the performance of all obligations under the Loan Documents, the Borrower shall at all times maintain the following financial covenants and ratios all in accordance with GAAP unless otherwise specified (all covenants to be calculated based on the consolidated results of the REIT):

Tangible Net Worth. A minimum tangible net worth of not less than $700,000,000.00 (at all times). Tangible Net Worth is defined as net worth, plus obligations contractually subordinated to debts owed to Bank, minus goodwill, contract rights, and assets representing claims on stockholders or affiliated entities.

Debt to Worth. A ratio of total liabilities to tangible net worth of not greater than .50 to 1.0.

Debt Service Coverage Ratio. Global Cash Flow Coverage Ratio which is defined as Global annual NOI to annual Global Debt Service, shall be 1.50 times Debt Service. Global Annual NOI is defined as net income before taxes plus interest expense plus depreciation expense plus amortization expense. Annual Global Debt Service is defined as a current portion of long term debt plus interest expense.

Quarterly Global Net Operating Income to Debt Service plus Dividends Ratio. Ratio is to be no less than 60% for the fourth (4th) quarter 2010, 65% for the first (1st) quarter 2011, 70% for the second (2nd) quarter 2011, 75% for the third (3rd) quarter 2011, 80% for the fourth (4th) quarter 2011, 90% for the first (1st) quarter 2012 and 100% for the second (2nd) quarter 2012 and all quarters subsequent. Covenant to be calculated using the trailing twelve (12) months each quarter. For purposes of this calculation, Dividends shall mean dividends paid to unitholders of the REIT less proceeds received by the REIT pursuant to its dividend reinvestment plan, plus amounts paid to unitholders by the REIT pursuant to its share redemption program.

Officer Compliance Certificate. Certificate must be completed on an annual basis.

Section 6 Negative Covenants

The Borrower covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations under the Loan Documents, the Borrower shall not, without the prior written consent of the Bank:

6.01. Liens. Create, incur, assume, or suffer to exist any lien upon or with respect to the any property in the Borrowing Base Property Group, , except:

(a)	Liens and security interests in favor of the Bank;
(b)	Liens for taxes not yet due and payable or otherwise being contested in good faith and for which appropriate reserves are maintained;
(c)	Other liens imposed by law not yet due and payable, or otherwise being contested in good faith and for which appropriate reserves are maintained;
(d)	purchase money security interests either outstanding on the date hereof on any property hereafter acquired, provided that such lien shall attach only to the property acquired.
(e)	Liens on assets not already encumbered except as outlined in the negative pledge agreement.

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6.02. Debt. Create, incur, assume, or suffer to exist any debt, except:
(a)	Debt to the Bank;
(b)	Debt outstanding on the date hereof and shown on the most recent financial statements submitted to the Bank;
(c)	Accounts payable to trade creditors incurred in the ordinary course of business;
(d)	Debt secured by purchase money security interests as outlined above in Section 6.01 (d);
(e)

Additional funded debt in excess of $10,000,000.00, with the exception of permanent market debt up to $25,000,000.00 with the proceeds being used to payoff Branch Banking and Trust Company $25,000,000.00 term loan credit facility.

6.03. Change of Legal Form of Business; Purchase of Assets. Change Borrower’s name or the legal form of Borrower’s business as shown above, whether by merger, consolidation, conversion or otherwise, and Borrower shall not purchase all or substantially all of the assets or business to sell any of its assets of any Person other than in the ordinary course of business without prior Bank consent. This loan condition surrounds the sale of the REIT, and/or the acquisition/merger with another real estate investment trust, but not the acquisition or sale of individual real estate properties held by the REIT or related subsidiaries. The Borrower must notify the Bank if they sell the REIT.

6.04. Dividends or Distributions; Acquisition of Capital Stock or Other Ownership Interests. Declare or pay any dividends or distributions of any kind, or purchase or redeem, retire, or otherwise acquire any of Borrower’s capital stock or other ownership interests, now or hereafter outstanding in any fiscal year of the Borrower, except as outlined above under Section 5, Financial Covenants, Quarterly Global Net Operating Income to Debt Service plus Dividends Ratio section.

6.05. Leases. Create, incur, assume, or suffer to exist any leases, except:

(a)	Leases outstanding on the date hereof and showing on the most recent financial statement submitted to the Bank;
(b)	Leases with total lease payments less than $1 million.

6.06. Guaranties. Assume, guarantee, endorse, or otherwise be or become directly or contingently liable for obligations of any Person, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

6.07. Disposition of Assets. Sell, lease, or otherwise dispose of any of the properties in the Property Group except as permitted or otherwise not prohibited in or by the Negative Pledge Agreement.

6.08. Transfer of Ownership. If Borrower is a corporation, (a) issue, transfer or sell any new class of stock, or (b) issue, transfer or sell, in the aggregate, from its treasury stock and/or currently authorized but unissued shares of any class of stock, more than 50% of the total number of all such issued and outstanding shares as of the date of this Agreement to a non-affiliate. If Borrower is a general partnership, limited partnership, limited liability partnership or limited liability company, issue, transfer or sell any interest in Borrower to a non-affiliate.

6.09. Negative Covenants from other Loan Documents. All negative covenants contained in any Deed of Trust, Security Agreement, Assignment of Leases or Rents, or other security document executed by the Borrower which are described in Section 1 hereof are hereby incorporated by reference herein.

Section 7 Hazardous Materials and Compliance with Environmental Laws

7.01. Investigation. Borrower hereby certifies that it has exercised due diligence to ascertain whether its real property, including without limitation the Property Group, is or has been affected by the presence of asbestos, oil, petroleum or other hydrocarbons, urea formaldehyde, PCBs, hazardous or nuclear waste, toxic chemicals and substances, or other hazardous materials (collectively, “Hazardous Materials”), as defined in applicable Environmental Laws. Borrower represents and warrants that there are no such Hazardous Materials contaminating its real property, nor have any such materials been released on or stored on or improperly disposed of on its real property during its ownership, occupancy or operation thereof. Borrower hereby agrees that, except in strict compliance with applicable Environmental Laws, it shall not knowingly permit any release, storage or contamination as long as any indebtedness or obligations to Bank under the Loan Documents remains unpaid or unfulfilled. In addition, Borrower does not have or use any underground storage tanks on any of its real property, including the Property Group which are not registered with the appropriate Federal and/or State agencies and which are not properly equipped and maintained in accordance with all Environmental Laws. If requested by Bank, Borrower shall provide Bank with all necessary and reasonable assistance required for purposes of determining the existence of Hazardous Materials on any property within the Property Group, including allowing Bank access to such property, and access to Borrower’s employees having knowledge of, and to files and records within Borrower’s control relating to the existence, storage, or release of Hazardous Materials on the subject property.

7.02. Compliance. Borrower agrees to comply with all applicable Environmental Laws, including, without limitation, all those relating to Hazardous Materials. Borrower further agrees to provide Bank, and all appropriate Federal and State authorities, with immediate notice in writing of any release of Hazardous Materials on any property within the Property Group and to pursue diligently to completion all appropriate and/or required remedial action in the event of such release.

7.03. Remedial Action. Borrower agrees to indemnify and hold Bank harmless from any and all loss or liability arising out of any violation of the representations, covenants, and obligations contained in this Section 7, or resulting from the recording of the Deed(s) of Trust.

Section 8 Events of Default

The following shall be “Events of Default” by Borrower or any Guarantor:
8.01. The failure to make prompt payment of any installment of principal or interest on any of the Note(s) when due or payable.
8.02. Should any representation or warranty made in the Loan Documents prove to be false or misleading in any material respect.

8.03. Should any report, certificate, financial statement, or other document furnished prior to the execution of or pursuant to the terms of this Agreement prove to be false or misleading in any material respect.

8.04. Should the Borrower or any Guarantor default on the performance of any other obligation of indebtedness when due or in the performance of any obligation incurred in connection with money borrowed.

8.05. Should the Borrower, any Guarantor or any Pledgor breach any covenant, condition, or agreement made under any of the Loan Documents.

8.06. Should a custodian be appointed for or take possession of any or all of the assets of the Borrower or any Guarantor, or should the Borrower or any Guarantor either voluntarily or involuntarily become subject to any insolvency proceeding, including becoming a debtor under the United States Bankruptcy Code, any proceeding to dissolve the Borrower or any Guarantor, any proceeding to have a receiver appointed, or should the Borrower or any Guarantor make an assignment for the benefit of creditors, or should there be an attachment, execution, or other judicial seizure of all or any portion of the Borrower’s or any Guarantor’s assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 30 days.

8.07. Should final judgment for the payment of money in excess of $1,000,000 be rendered against the Borrower or any Guarantor which is not covered by insurance and shall remain undischarged for a period of 30 days unless such judgment or execution thereon be effectively stayed.

8.08. Upon the death of, or termination of existence of, or dissolution of, any Borrower, Pledgor or Guarantor.

8.09. Should any lien or security interest granted to Bank to secure payment of the Note(s) terminate, fail for any reason to have the priority agreed to by Bank on the date granted, or become unperfected or invalid for any reason.

Section 9 Remedies Upon Default

Upon the occurrence of any of the above listed Events of Default, the Bank may at any time thereafter, at its option, take any or all of the following actions, at the same or at different times:

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9.01. Declare the balance(s) of the Note(s) to be immediately due and payable, both as to principal and interest, late fees, and all other amounts/expenditures without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrower and each Guarantor, and such balance(s) shall accrue interest at the Default Rate as provided herein until paid in full;

9.02. Require the Borrower or Guarantor(s) to pledge additional collateral to the Bank from the Borrower’s or any Guarantor’s assets and properties, the acceptability and sufficiency of such collateral to be determined in the Bank’s sole discretion;

9.03. Take immediate possession of and foreclose upon any or all collateral which may be granted to the Bank as security for the indebtedness and obligations of Borrower or any Guarantor under the Loan Documents; provided, however, it is understood that this Agreement is not a Deed of Trust or mortgage;

9.04. Exercise any and all other rights and remedies available to the Bank under the terms of the Loan Documents and applicable law, including the Virginia Uniform Commercial Code;

9.05. Any obligation of the Bank to advance funds to the Borrower or any other Person under the terms of under the Note(s) and all other obligations, if any, of the Bank under the Loan Documents shall immediately cease and terminate unless and until Bank shall reinstate such obligation in writing.

Section 10 Miscellaneous Provisions

10.01. Definitions.

          “Default Rate” shall mean a rate of interest equal to Bank’s Prime Rate plus five percent (5%) per annum (not to exceed the legal maximum rate) from and after the date of an Event of Default hereunder which shall apply, in the Bank’s sole discretion, to all sums owing, including principal and interest, on such date.

          “Environmental Laws” shall mean all applicable federal and state laws and regulations which affect or may affect the Mortgaged Property, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sections 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Sections 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Sections 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Virginia Waste Management Act (Sections 10.1-1400 through 1457 of the Code of Virginia, The Chesapeake Bay Preservation Act (Sections 10.1-2100 through 10.1-2115), Storage Tanks Section 62.4-44.34:8 et seq., and all other state and local laws protecting the environment and dealing with the release and disposal of hazardous waste and materials, as such laws or regulations have been amended or may be amended. “Loan Documents” shall mean this Agreement including any schedule attached hereto, the Note(s), the Deed(s) of Trust, the Mortgage(s), the Security Agreement(s), the Assignment(s) of Leases and Rents, all UCC Financing Statements, the Guaranty Agreement(s), and all other documents, certificates, and instruments executed in connection therewith, and all renewals, extensions, modifications, substitutions, and replacements thereto and therefore.

          “Person” shall mean an individual, partnership, corporation, trust, unincorporated organization, limited liability company, limited liability partnership, association, joint venture, or a government agency or political subdivision thereof.

          “GAAP” shall mean generally accepted accounting principles as established by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants, as amended and supplemented from time to time.

          “Prime Rate” shall mean the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate, which is one of several rate indexes employed by the Bank when extending credit, and may not necessarily be the Bank’s lowest lending rate.

10.02. Non-impairment. If any one or more provisions contained in the Loan Documents shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained therein shall not in any way be affected or impaired thereby and shall otherwise remain in full force and effect.

10.03. Applicable Law. The Loan Documents shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia.

10.04. Waiver. Neither the failure or any delay on the part of the Bank in exercising any right, power or privilege granted in the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power, or privilege which may be provided by law.

10.05. Modification. No modification, amendment, or waiver of any provision of any of the Loan Documents shall be effective unless in writing and signed by the Borrower and Bank.

10.06. Payment Amount Adjustment. In the event that any Loan(s) referenced herein has a variable (floating) interest rate and the interest rate increases, Bank, at its sole discretion, may at any time adjust the Borrower’s payment amount(s) to prevent the amount of interest accrued in a given period to exceed the periodic payment amount or to cause the Loan(s) to be repaid within the same period of time as originally agreed upon.

10.07 Stamps and Fees. The Borrower shall pay all federal or state stamps, taxes, or other fees or charges, if any are payable or are determined to be payable by reason of the execution, delivery, or issuance of the Loan Documents or any security granted to the Bank; and the Borrower and Guarantor agree to indemnify and hold harmless the Bank against any and all liability in respect thereof.

10.08. Attorneys’ Fees. In the event the Borrower or any Pledgor or Guarantor shall default in any of its obligations hereunder and the Bank believes it necessary to employ an attorney to assist in the enforcement or collection of the indebtedness of the Borrower to the Bank, to enforce the terms and provisions of the Loan Documents, to modify the Loan Documents, or in the event the Bank voluntarily or otherwise should become a party to any suit or legal proceeding (including a proceeding conducted under the Bankruptcy Code), the Borrower and Guarantors agree to pay the reasonable attorneys’ fees of the Bank and all related costs of collection or enforcement that may be incurred by the Bank. The Borrower and Guarantor shall be liable for such attorneys’ fees and costs whether or not any suit or proceeding is actually commenced.

10.09. Bank Making Required Payments. In the event Borrower shall fail to maintain insurance, pay taxes or assessments, costs and expenses which Borrower is, under any of the terms hereof or of any Loan Documents, required to pay, or fail to keep any of the properties and assets constituting collateral free from new security interests, liens, or encumbrances, except as permitted herein, Bank may at its election make expenditures for any or all such purposes and the amounts expended together with interest thereon at the Default Rate, shall become immediately due and payable to Bank, and shall have benefit of and be secured by the collateral; provided, however, the Bank shall be under no duty or obligation to make any such payments or expenditures.

10.10. Right of Offset. Any indebtedness owing from Bank to Borrower may be set off and applied by Bank on any indebtedness or liability of Borrower to Bank, at any time and from time to time after maturity, whether by acceleration or otherwise, and without demand or notice to Borrower. Bank may sell participations in or make assignments of any Loan made under this Agreement, and Borrower agrees that any such participant or assignee shall have the same right of setoff as is granted to the Bank herein.

10.11. UCC Authorization. Borrower authorizes Bank to file such UCC Financing Statements describing the collateral in any location deemed necessary and appropriate by Bank.
10.12. Modification and Renewal Fees. Bank may, at its option, charge any fees for modification, renewal, extension, or amendment of any terms of the Note(s) permitted by law.

10.13. Conflicting Provisions. If provisions of this Agreement shall conflict with any terms or provisions of any of the Note(s) or security document(s) or any schedule attached hereto, the provisions of such Note(s) or security document(s) or any schedule attached hereto, as appropriate, shall take priority over any provisions in this Agreement.

10.14. Notices. Any notice permitted or required by the provisions of this Agreement shall be deemed to have been given when delivered in writing to the City Executive or any Vice President of the Bank at its offices in Richmond, Virginia, and to the Vice President of the Borrower at its offices in Richmond, Virginia when sent by certified mail and return receipt requested.

10.15. Consent to Jurisdiction. Borrower hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement may be instituted in the Circuit Court of Fairfax County, Virginia, or the United States District Court for the Eastern District of

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Virginia, or in such other appropriate court and venue as Bank may choose in its sole discretion. Borrower consents to the jurisdiction of such courts and waives any objection relating to the basis for personal or in rem jurisdiction or to venue which Borrower may now or hereafter have in any such legal action or proceedings.

10.16. Counterparts. This Agreement may be executed by one or more parties on any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10.17. Entire Agreement. The Loan Documents embody the entire agreement between Borrower and Bank with respect to the Loans, and there are no oral or parol agreements existing between Bank and Borrower with respect to the Loans which are not expressly set forth in the Loan Documents.

10.18. Indemnification. The Borrower and the Guarantors hereby jointly and severally agree to and do hereby indemnify and defend the Bank, its affiliates, their successors and assigns and their respective directors, officer, employees and shareholders, and do hereby hold each of them harmless from and against, any loss, liability, lawsuit, proceeding, cost expense or damage (including reasonable in-house and outside counsel fees, whether suit is brought or not) arising from or otherwise relating to the closing, disbursement, administration, or repayment of the Loans, including without limitation: (i) the failure to make any payment to the Bank promptly when due, whether under the Notes evidencing the Loans or otherwise; (ii) the breach of any representations or warranties to the Bank contained in this agreement or in any other loan documents now or hereafter executed in connection with the Loans; or (iii) the violation of any covenants or agreements made for the benefit of the Bank and contained in any of the loan documents; provided, however, that the foregoing indemnification shall not be deemed to cover any loss which is finally determined by a court of competent jurisdiction to result solely from the Bank’s gross negligence or willful misconduct.

10.19. WAIVER OF JURY TRIAL. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN AND ENTER INTO THIS AGREEMENT. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

[SIGNATURES ON FOLLOWING PAGE]

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LOAN AGREEMENT

Signature Page

IN WITNESS WHEREOF, the Bank, Borrower and Guarantor(s) have caused this Agreement to be duly executed under seal all as of the date first above written.

Borrower is a Corporation:

Apple Eight Hospitality, Inc.

Name of Corporation

	By:		(SEAL)

Bryan F. Peery
	Title:	Vice President

Additional Co-Borrowers or Guarantors:
Apple Eight Hospitality Massachusetts, Inc.

	By:		(SEAL)

Bryan F. Peery, Vice President

Apple REIT Eight, Inc.

	By:		(SEAL)

Bryan F. Peery, Executive Vice President

Apple Eight Hospitality Ownership, Inc.

	By:		(SEAL)

Bryan F. Peery, Vice President

Apple Eight Hospitality Midwest, LLC

	By:	Apple Eight Hospitality Ownership, Inc., its Sole Member

	By:		(SEAL)

Bryan F. Peery, Vice President

Apple Eight Hospitality Texas, LLC

	By:	Apple Eight Hospitality Ownership, Inc., its Sole Member

	By:		(SEAL)

Bryan F. Peery, Vice President

WITNESS:	BRANCH BANKING AND TRUST COMPANY

By:

Carl B. Frye, Jr.
	Title:	Senior Vice President

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953-2140754/00002

Account Number

This Loan Agreement (the “Agreement”) is made this 28th day of October, 2010 by and between BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (“Bank”), and:

Apple Eight Hospitality, Inc., a Virginia corporation (“Borrower”), having its chief executive office at 814 E. Main St., Richmond, Virginia.

Apple REIT Eight, Inc. (“the REIT”), Apple Eight Hospitality Massachusetts, Inc., Apple Eight Hospitality Midwest, LLC, Apple Eight Hospitality Ownership, Inc., and Apple Eight Hospitality Texas, LLC (individually “Guarantor” and collectively the “Guarantors”).

The Borrower has applied to Bank for and the Bank has agreed to make, subject to the terms of this Agreement, the following loan(s) (hereinafter referred to, singularly or collectively, if more than one, as “Loan”):

Term Loan (“Term Loan”) in the principal amount of $25,000,000.00 shall be used for working capital, property renovations, capital expenditure funding and completion of property acquisitions, which shall be evidenced by the Borrower’s Promissory Note dated of even date hereof and shall be payable in consecutive monthly interest payments commencing on November 28th, 2010, and continuing on the same day each month thereafter with one final payment of principal and accrued interest due at maturity. The Term Loan shall bear interest at the one month LIBOR rate plus two and twenty-five one-hundredths of a percent (2.25%) per annum, and adjusted monthly on the note date and the rate will have a floor of three and fifty one-hundredths of a percent (3.50%). The interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. The Term Loan shall mature on October 28th, 2012, when the entire unpaid principal balance then outstanding plus accrued interest thereon shall be paid in full. Prepayment Compensation: None

Section 1 Conditions Precedent

The Bank shall not be obligated to make any disbursement of Loan proceeds until all of the following conditions have been satisfied by proper evidence, execution, and/or delivery to the Bank of the following items in addition to this Agreement, all in form and substance satisfactory to the Bank and the Bank’s counsel in their sole discretion:

USA Patriot Act Verification Information: Information or documentation, including but not limited to the legal name, address, tax identification number, driver’s license, and date of birth (if the Borrower is an individual) of the Borrower sufficient for the Bank to verify the identity of the Borrower in accordance with the USA Patriot Act. Borrower shall notify Bank promptly of any change in such information.

Note(s): The Note(s) evidencing the Loans(s) duly executed by the Borrower.

Deed(s) of Trust: The Credit Line Deed(s) of Trust in which Apple Eight Hospitality Ownership, Inc. (the “Mortgagor”) shall grant to a Trustee for the benefit of bank a first Deed of Trust lien on the specified real property and improvements thereon (“Mortgaged Property”). The Mortgaged Property shall be cross-collateralized with the $75,000,000.00 line of credit facility to Apple Eight Hospitality, Inc. (the “Revolving Facility”).

Assignment of Leases and Rents: The Assignment of Leases and Rents in which the Mortgagor shall assign to Bank all existing and thereafter arising leases on the Mortgaged Property and the rents and profits therefrom.

Security Agreement(s): Security Agreement(s) in which Borrower and any other owner (a “Debtor”) of personal property collateral shall grant to Bank a first priority security interest in the personal property specified therein. (If Bank has or will have a security interest in any collateral which is inferior to the security interest of another creditor, Borrower must fully disclose to Bank any and all prior security interests, and Bank must specifically approve any such security interest which will continue during the Loan.)

UCC Financing Statements: Copies of UCC Financing Statements duly filed in Borrower’s or other owner’s state of incorporation, organization or residence, and in all jurisdictions necessary, or in the opinion of the Bank desirable, to perfect the security interests granted in the Security Agreement(s), and certified copies of Information Requests identifying all previous financing statements on record for the Borrower or other owner, as appropriate from all jurisdictions indicating that no security interest has previously been granted in any of the collateral described in the Security Agreement(s), unless prior approval has been given by the Bank.

Commitment Fee: A non-refundable commitment fee (or balance thereof) of 31,250.00 payable to the Bank at closing of the Term Loan which shall be deemed fully earned whether or not the $25,000,000.00 Term Loan closes, unless failure to close is due solely to the Bank’s gross negligence or willful misconduct. In addition, the Borrower shall pay any and all attorney’s and related legal fees, recording fees, appraisal fees, documentary stamp and intangible taxes, and other costs incurred by the Bank in connection with the making, documenting and closing of the Term Loan.

Corporate Resolution: A Corporate Resolution duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery, and performance of the Loan Documents on or in a form provided by or acceptable to Bank.

Articles of Incorporation: A copy of the Articles of Incorporation and all other charter documents of the Borrower, all filed with and certified by the Secretary of State of the State of the Borrower’s incorporation.

By-Laws: A copy of the By-Laws of the Borrower, certified by the Secretary of the Borrower as to their completeness and accuracy.
Certificate of Incorporation: A copy of the Certificate of Incorporation as filed with the Secretary of State, Corporation Commission.
Certificate of Incumbency: A certificate of the Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign the Loan Documents.

Certificate of Existence: A certification of the Secretary of State (or other government authority) of the State of the Borrower’s Incorporation or Organization as to the existence or good standing of the Borrower and its charter documents on file.

Opinion of Counsel: An opinion of counsel for the Borrower satisfactory to the Bank and the Bank’s counsel.

Guaranty: Unconditional joint and unlimited guarantee of payment of the Loan, including principal, interest, late fees, if any, and costs of collection, from the REIT, Apple Eight Hospitality Massachusetts, Inc., Apple Eight Hospitality Midwest, LLC, Apple Eight Hospitality Ownership, Inc., and Apple Eight Hospitality Texas, LLC.

Hazard Insurance: At closing, the Borrower shall provide the Bank a copy of the hazard insurance policies for the replacement cost of all properties in the Property Group.

Title Insurance: A Standard CLTA mortgage policy from a company or companies approved by the Bank, providing coverage for the aggregate principal amount of the Note(s) and insuring the appropriate lien priority of the Deed(s) of Trust and which shall not contain any title exceptions or policy exclusions not approved by the Bank and Bank’s counsel.

Environmental Audit Report: A favorable “Phase I” unedited environmental audit covering the Mortgaged Property from an independent environmental engineering firm satisfactory to Bank which reflects that no hazardous waste, toxic substances, or other hazardous materials have contaminated the Mortgaged Property or, if the Mortgaged Property has been so contaminated, that it has been satisfactorily cleaned up in accordance with all Environmental Laws. The Bank shall be fully authorized to discuss all aspects of the audit with the engineering firm.

Appraisal(s): Two (2) copies of an appraisal ordered by the Bank of the estimated market value of the real and/or personal property offered as collateral for the Loan(s) referenced herein. The appraisal(s) must be addressed to the Bank and must conform to the Uniform Standards of Professional Appraisal Practice (“USPAP”) adopted by the Appraisal Standards Board of the Appraisal Foundation. Any deviation from the USPAP must be explained in the appraisal(s). The appraiser(s) must be licensed and/or certified if required by applicable Federal Deposit Insurance Corporation regulations or state laws.

Survey: A current plat of survey of the Mortgaged Property, prepared and certified by a registered land surveyor or a civil engineer.

Flood Hazard Certification: Evidence satisfactory to Bank and Bank’s counsel as to whether the Mortgaged Property is located within an area identified as having “special flood hazards” as such term is used in the Federal Flood Disaster Protection Act of 1973.

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Additional Documents: Receipt by the Bank of other approvals, opinions, or documents as the Bank may reasonably request.

Section 2 Representations and Warranties

The Borrower and Guarantor(s) represent and warrant to Bank that:

2.01. Financial Statements. The consolidated balance sheet of the REIT and its subsidiaries, if any, and the related Statements of Income and Retained Earnings of the Guarantor and its subsidiaries, the accompanying footnotes together with the accountant’s opinion thereon, and all other financial information previously furnished to the Bank, are true and correct and fairly reflect the financial condition of the Guarantor and its subsidiaries as of the dates thereof, including all contingent liabilities of every type, and the financial condition of the Guarantor and its subsidiaries as stated therein has not changed materially and adversely since the date thereof.

2.02. Name, Capacity and Standing. The Borrower’s exact legal name is correctly stated in the initial paragraph of the Agreement. If the Borrower and/or any Guarantor is a corporation, general partnership, limited partnership, limited liability partnership, or limited liability company, each warrants and represents that it is duly organized and validly existing under the laws of its respective state of incorporation or organization; that it and/or its subsidiaries, if any, are duly qualified and in good standing in every other state in which the nature of their business shall require such qualification, and are each duly authorized by their board of directors, general partners or member/manager(s), respectively, to enter into and perform the obligations under the Loan Documents.

2.03. No Violation of Other Agreements. The execution of the Loan Documents, and the performance by the Borrower, by any and all pledgors (whether the Borrower or other owners of collateral property securing payment of the Loan (hereinafter sometimes referred to as the “Pledgor”)) or by the Guarantor(s) thereunder will not violate any provision, as applicable, of its articles of incorporation, by-laws, articles of organization, operating agreement, agreement of partnership, limited partnership or limited liability partnership, or, of any law, other agreement, indenture, note, or other instrument binding upon the Borrower, Pledgor or Guarantor(s), or give cause for the acceleration of any of the respective obligations of the Borrower or Guarantor(s).

2.04. Authority. All authority from and approval by any federal, state, or local governmental body, commission or agency necessary to the making, validity, or enforceability of this Agreement and the other Loan Documents has been obtained.

2.05. Asset Ownership. The Borrower and each Guarantor have good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements furnished to the Bank, and all such properties and assets are free and clear of mortgages, deeds of trust, pledges, liens, and all other encumbrances except as otherwise disclosed by such financial statements. In addition, each other owner of collateral has good and marketable title to such collateral, free and clear of any liens, security interests and encumbrances, except as otherwise disclosed to Bank.

2.06. Discharge of Liens and Taxes. The Borrower and its subsidiaries, if any, and each Guarantor have filed, paid, and/or discharged all taxes or other claims which may become a lien on any of their respective properties or assets, excepting to the extent that such items are being appropriately contested in good faith and for which an adequate reserve (in an amount acceptable to Bank) for the payment thereof is being maintained.

2.07. Regulations U and X. None of the Loan proceeds shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock in violation of the provisions of Regulation U and Regulation X of the Board of Governors of the Federal Reserve System.

2.08. ERISA. Each employee benefit plan, as defined by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), maintained by the Borrower or by any subsidiary of the Borrower or Guarantor(s) meets, as of the date hereof, the minimum funding standards of Section 302 of ERISA, all applicable requirements of ERISA and of the Internal Revenue Code of 1986, as amended, and no “Reportable Event” nor “Prohibited Transaction” (as defined by ERISA) has occurred with respect to any such plan.

2.09. Litigation. There is no claim, action, suit or proceeding pending, threatened or reasonably anticipated before any court, commission, administrative agency, whether State or Federal, or arbitration which will materially adversely affect the financial condition, operations, properties, or business of the Borrower or its subsidiaries, if any, or the Guarantor(s), or the ability of the Borrower or the Guarantor(s) to perform their obligations under the Loan Documents.

2.10. Other Agreements. The representations and warranties made by Borrower to Bank in the other Loan Documents are true and correct in all respects on the date hereof.

2.11. Binding and Enforceable. The Loan Documents, when executed, shall constitute valid and binding obligations of the Borrower and Guarantors respectively, the execution of such Loan Documents has been duly authorized by the parties thereto, and are enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditors’ rights generally.

2.12. Commercial Purpose. The Loan(s) are not “consumer transactions”, as defined in the Virginia Uniform Commercial Code, and none of the collateral was or will be purchased or held primarily for personal, family or household purposes.

Section 3 Affirmative Covenants

The Borrower covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations owed under the Loan Documents, Borrower shall:

3.01. Maintain Existence and Current Legal Form of Business. (a) Maintain its existence and good standing in the state of its incorporation or organization, (b) maintain its current legal form of business indicated above, and, (c) as applicable, qualify and remain qualified as a foreign corporation, general partnership, limited partnership, limited liability partnership or limited liability company in each jurisdiction in which such qualification is required.

3.02. Maintain Records. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Borrower.

3.03. Maintain Properties. Maintain, keep, and preserve all of its properties (tangible and intangible) including the collateral necessary or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

3.04. Conduct of Business. Continue to engage in an efficient, prudent, and economical manner in a business of the same general type as now conducted.

3.05. Maintain Insurance. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business, and business interruption insurance if required by Bank, which insurance may provide for reasonable deductible(s).

3.06. Comply With Laws. Comply in all respects with all applicable laws, rules, regulations, and orders including, without limitation, paying before the delinquency of all taxes, assessments, and governmental charges imposed upon it or upon its property, and all Environmental Laws.

3.07. Right of Inspection. Permit the officers and authorized agents of the Bank, at any reasonable time or times in the Bank’s sole discretion, to examine and make copies of the records and books of account of, to visit the properties of the Borrower, and to discuss such matters with any officers, directors, managers, members or partners, limited or general of the Borrower, and the Borrower’s independent accountant as the Bank deems necessary and proper.

3.08.	Reporting Requirements. Furnish to the Bank:

Quarterly Financial Statements (10-Q): Quarterly financial statement for the REIT, as soon as available and not more than Forty-five (45) days after the end of each quarter, balance sheets, statements of income, cash flow, and retained earnings for the period ended and a statement of changes in the financial position, all in reasonable detail, and all prepared in accordance with GAAP consistently applied and certified as true and correct by an officer, general partner or manager (or member(s)) of the REIT Guarantor, as appropriate.

Annual Financial Statements (10-K): Consolidated fiscal year-end financial statement for the REIT, as soon as available and not more than One Hundred Twenty (120) days after the end of each fiscal year, balance sheets, statements of income, and retained earnings for

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the period ended and a statement of changes in the financial position of the REIT Guarantor, all in reasonable detail, and all prepared in accordance with GAAP consistently applied. The financial statements must be of the following quality or better: Audited.

Notice of Litigation: Promptly after the receipt by the Borrower, or by any Guarantor of which Borrower has knowledge, of notice or complaint of any action, suit, and proceeding before any court or administrative agency of any type which, if determined adversely, could have a material adverse effect on the financial condition, properties, or operations of the Borrower or Guarantor, as appropriate.

Tax Returns: As soon as available each year, complete copies (including all schedules) of all state and federal tax returns filed by Borrower.
Notice of Default: Promptly upon discovery or knowledge thereof, notice of the existence of any event of default under this Agreement or any other Loan Documents.

USA Patriot Act Verification Information: Information or documentation, including but not limited to the legal name, address, tax identification number, driver’s license, and date of birth (if the Borrower is an individual) of the Borrower sufficient for the Bank to verify the identity of the Borrower in accordance with the USA Patriot Act. Borrower shall notify Bank promptly of any change in such information.

Other Information: Such other information as the Bank may from time to time reasonably request.
3.09.	Deposit Accounts. Borrower and related companies agree to maintain their existing deposit relationship with the Bank. Borrower will open an operating account to support this term loan facility.
3.10.

Affirmative Covenants from other Loan Documents. All affirmative covenants contained in any Deed of Trust, Security Agreement, Assignment of Leases and Rents, or other security document executed by the Borrower which are described in Section 1 hereof are hereby incorporated by reference herein.

Section 4 Guarantor(s) Covenants

Each Guarantor covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations owed under the Loan Documents, Guarantor shall:

4.01. Maintain Existence and Current Legal Form of Business. If Guarantor is a corporation, partnership, limited partnership, limited liability partnership or limited liability company, (a) maintain its existence and good standing in the state of its incorporation or organization, (b) maintain its current legal form of business as shown on the guaranty agreement provided by Guarantor to Bank in connection with the Loan, (c) without the Bank’s prior written consent, change Guarantor’s name, or enter into any merger, consolidation, reorganization or exchange of stock, ownership interests or assets, and (d) as applicable, qualify and remain qualified as a foreign corporation, general partnership, limited partnership, limited liability partnership or limited liability company in each jurisdiction in which such qualification is required.

4.02.Maintain Properties - Liquid Assets. If the Guarantor is a corporation, partnership, limited partnership, limited liability partnership, limited liability limited partnership, or limited liability company, it shall not, without the prior written consent of Bank, sell, transfer or otherwise dispose of all or substantially all of Guarantor’s properties (tangible or intangible), except in the ordinary course of business. Liquid Assets includes but is not limited to all securities and/or securities accounts, bonds, mutual funds, certificates of deposit, money market accounts, U.S. Treasuries and other federal agency instruments, hedge funds, derivative accounts and other investment instruments.

4.03.Comply With Laws. Comply in all respects with all applicable laws, rules, regulations, and orders including, without limitation, paying before the delinquency of all taxes, assessments, and governmental charges imposed or assessed upon Guarantor or upon Guarantor’s property, and all Environmental Laws.

4.04.	Reporting Requirements. Furnish to the Bank:

Notice of Litigation: Promptly after the receipt by Guarantor, or by Borrower of which Guarantor has knowledge, of notice of any action, suit, and proceeding before any court or governmental agency of any type which, if determined adversely, could have a material adverse effect on the financial condition, properties, or operations of the Guarantor or Borrower, as appropriate.

4.05.Transfer of Ownership. Not, without the prior written consent of the Bank: If Guarantor is a corporation, (a) issue, transfer or sell any new class of stock, or (b) issue, transfer or sell, in the aggregate, from its treasury stock and/or currently authorized but unissued shares of any class of stock, more than 50% of the total number of all such issued and outstanding shares as of the date of this Agreement; or, if Guarantor is a general partnership, limited partnership, limited liability partnership or limited liability company, issue, transfer or sell any interest in Guarantor.

4.06.Tax Returns: As soon as available each year, furnish complete copies (including all schedules) of all state and federal tax returns filed by Guarantor.
4.07.Other Information: Furnish such other information as the Bank may from time to time reasonably request.

Section 5 Financial Covenants

The Borrower covenants and agrees that from the date hereof until payment in full of all indebtedness and the performance of all obligations under the Loan Documents, the Borrower shall at all times maintain the following financial covenants and ratios all in accordance with GAAP unless otherwise specified (all covenants to be calculated based on the consolidated results of the REIT):

Tangible Net Worth. A minimum tangible net worth of not less than $700,000,000.00 (at all times). Tangible Net Worth is defined as net worth, plus obligations contractually subordinated to debts owed to Bank, minus goodwill, contract rights, and assets representing claims on stockholders or affiliated entities.

Debt to Worth. A ratio of total liabilities to tangible net worth of not greater than .50 to 1.0.

Debt Service Coverage Ratio. Global Cash Flow Coverage Ratio which is defined as Global annual NOI to annual Global Debt Service, shall be 1.50 times Debt Service. Global Annual NOI is defined as net income before taxes plus interest expense plus depreciation expense plus amortization expense. Annual Global Debt Service is defined as a current portion of long term debt plus interest expense.

Quarterly Global Net Operating Income to Debt Service plus Dividends Ratio. Ratio is to be no less than 60% for the fourth (4th) quarter 2010, 65% for the first (1st) quarter 2011, 70% for the second (2nd) quarter 2011, 75% for the third (3rd) quarter 2011, 80% for the fourth (4th) quarter 2011, 90% for the first (1st) quarter 2012 and 100% for the second (2nd) quarter 2012 and all quarters subsequent. Covenant to be calculated using the trailing twelve (12) months each quarter. For purposes of this calculation, Dividends shall mean dividends paid to unitholders of the REIT less proceeds received by the REIT pursuant to its dividend reinvestment plan, plus amounts paid to unitholders by the REIT pursuant to its share redemption program.

Officer Compliance Certificate. Certificate must be completed on an annual basis.

Section 6 Negative Covenants

The Borrower covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations under the Loan Documents, the Borrower shall not, without the prior written consent of the Bank:

6.01. Liens. Create, incur, assume, or suffer to exist any lien upon or with respect to the Mortgaged Property, any of Borrower’s properties contained in the Borrowing Base Property Group (as defined in the Revolving Facility Loan Agreement), , except:

(a)	Liens and security interests in favor of the Bank;
(b)	Liens for taxes not yet due and payable or otherwise being contested in good faith and for which appropriate reserves are maintained;

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(c)	Other liens imposed by law not yet due and payable, or otherwise being contested in good faith and for which appropriate reserves are maintained;
(d)	purchase money security interests either outstanding on the date hereof on any property hereafter acquired, provided that such lien shall attach only to the property acquired.
(e)	Liens on assets not already encumbered except as outlined in the negative pledge agreement.
6.02. Debt. Create, incur, assume, or suffer to exist any debt, except:
(a)	Debt to the Bank;
(b)	Debt outstanding on the date hereof and shown on the most recent financial statements submitted to the Bank;
(c)	Accounts payable to trade creditors incurred in the ordinary course of business;
(d)	Debt secured by purchase money security interests as outlined above in Section 6.01 (d);
(e)

Additional funded debt in excess of $10,000,000.00, with the exception of permanent market debt up to $25,000,000.00 with the proceeds being used to payoff Branch Banking and Trust Company $25,000,000.00 term loan credit facility.

6.03. Change of Legal Form of Business; Purchase of Assets. Change Borrower’s name or the legal form of Borrower’s business as shown above, whether by merger, consolidation, conversion or otherwise, and Borrower shall not purchase all or substantially all of the assets or business to sell any of its assets of any Person other than in the ordinary course of business without prior Bank consent. This loan condition surrounds the sale of the REIT, and/or the acquisition/merger with another real estate investment trust, but not the acquisition or sale of individual real estate properties held by the REIT, or related subsidiaries. The Borrower must notify the Bank if they sell REIT.

6.04. Dividends or Distributions; Acquisition of Capital Stock or Other Ownership Interests. Declare or pay any dividends or distributions of any kind, or purchase or redeem, retire, or otherwise acquire any of Borrower’s capital stock or other ownership interests, now or hereafter outstanding in any fiscal year of the Borrower, except as outlined above under Section 5, Financial Covenants, Quarterly Net Operating Income to Debt Service plus Dividends Ratio section.

6.05. Leases. Create, incur, assume, or suffer to exist any leases, except:
(a)	Leases outstanding on the date hereof and showing on the most recent financial statement submitted to the Bank;
(b)	Leases with total lease payments less than $1 million.

6.06. Guaranties. Assume, guarantee, endorse, or otherwise be or become directly or contingently liable for obligations of any Person, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

6.07. Disposition of Assets. Sell, lease, or otherwise dispose of any of the properties in the Property Group except as set forth in the Negative Pledge Agreement.

6.08. Transfer of Ownership. If Borrower is a corporation, (a) issue, transfer or sell any new class of stock, or (b) issue, transfer or sell, in the aggregate, from its treasury stock and/or currently authorized but unissued shares of any class of stock, more than 50% of the total number of all such issued and outstanding shares as of the date of this Agreement to a non-affiliate. If Borrower is a general partnership, limited partnership, limited liability partnership or limited liability company, issue, transfer or sell any interest in Borrower to a non-affiliate.

6.09. Negative Covenants from other Loan Documents. All negative covenants contained in any Deed of Trust, Security Agreement, Assignment of Leases or Rents, or other security document executed by the Borrower which are described in Section 1 hereof are hereby incorporated by reference herein.

Section 7 Hazardous Materials and Compliance with Environmental Laws

7.01. Investigation. Borrower hereby certifies that it has exercised due diligence to ascertain whether its real property, including without limitation the Property Group, is or has been affected by the presence of asbestos, oil, petroleum or other hydrocarbons, urea formaldehyde, PCBs, hazardous or nuclear waste, toxic chemicals and substances, or other hazardous materials (collectively, “Hazardous Materials”), as defined in applicable Environmental Laws. Borrower represents and warrants that there are no such Hazardous Materials contaminating its real property, nor have any such materials been released on or stored on or improperly disposed of on its real property during its ownership, occupancy or operation thereof. Borrower hereby agrees that, except in strict compliance with applicable Environmental Laws, it shall not knowingly permit any release, storage or contamination as long as any indebtedness or obligations to Bank under the Loan Documents remains unpaid or unfulfilled. In addition, Borrower does not have or use any underground storage tanks on any of its real property, including the Property Group which are not registered with the appropriate Federal and/or State agencies and which are not properly equipped and maintained in accordance with all Environmental Laws. If requested by Bank, Borrower shall provide Bank with all necessary and reasonable assistance required for purposes of determining the existence of Hazardous Materials on any property within the Property Group, including allowing Bank access to such property, and access to Borrower’s employees having knowledge of, and to files and records within Borrower’s control relating to the existence, storage, or release of Hazardous Materials on the subject property.

7.02. Compliance. Borrower agrees to comply with all applicable Environmental Laws, including, without limitation, all those relating to Hazardous Materials. Borrower further agrees to provide Bank, and all appropriate Federal and State authorities, with immediate notice in writing of any release of Hazardous Materials on any property within the Property Group and to pursue diligently to completion all appropriate and/or required remedial action in the event of such release.

7.03. Remedial Action. Borrower agrees to indemnify and hold Bank harmless from any and all loss or liability arising out of any violation of the representations, covenants, and obligations contained in this Section 7, or resulting from the recording of the Deed(s) of Trust.

Section 8 Events of Default

The following shall be “Events of Default” by Borrower or any Guarantor:
8.01. The failure to make prompt payment of any installment of principal or interest on any of the Note(s) when due or payable.
8.02. Should any representation or warranty made in the Loan Documents prove to be false or misleading in any material respect.

8.03. Should any report, certificate, financial statement, or other document furnished prior to the execution of or pursuant to the terms of this Agreement prove to be false or misleading in any material respect.

8.04. Should the Borrower or any Guarantor default on the performance of any other obligation of indebtedness when due or in the performance of any obligation incurred in connection with money borrowed.

8.05. Should the Borrower, any Guarantor or any Pledgor breach any covenant, condition, or agreement made under any of the Loan Documents.

8.06. Should a custodian be appointed for or take possession of any or all of the assets of the Borrower or any Guarantor, or should the Borrower or any Guarantor either voluntarily or involuntarily become subject to any insolvency proceeding, including becoming a debtor under the United States Bankruptcy Code, any proceeding to dissolve the Borrower or any Guarantor, any proceeding to have a receiver appointed, or should the Borrower or any Guarantor make an assignment for the benefit of creditors, or should there be an attachment, execution, or other judicial seizure of all or any portion of the Borrower’s or any Guarantor’s assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 30 days.

8.07. Should final judgment for the payment of money in excess of $1,000,000 be rendered against the Borrower or any Guarantor which is not covered by insurance and shall remain undischarged for a period of 30 days unless such judgment or execution thereon be effectively stayed.

8.08. Upon the death of, or termination of existence of, or dissolution of, any Borrower, Pledgor or Guarantor.

8.09. Should any lien or security interest granted to Bank to secure payment of the Note(s) terminate, fail for any reason to have the priority agreed to by Bank on the date granted, or become unperfected or invalid for any reason.

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Loan Agreement

Section 9 Remedies Upon Default

Upon the occurrence of any of the above listed Events of Default, the Bank may at any time thereafter, at its option, take any or all of the following actions, at the same or at different times:

9.01. Declare the balance(s) of the Note(s) to be immediately due and payable, both as to principal and interest, late fees, and all other amounts/expenditures without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrower and each Guarantor, and such balance(s) shall accrue interest at the Default Rate as provided herein until paid in full;

9.02. Require the Borrower or Guarantor(s) to pledge additional collateral to the Bank from the Borrower’s or any Guarantor’s assets and properties, the acceptability and sufficiency of such collateral to be determined in the Bank’s sole discretion;

9.03. Take immediate possession of and foreclose upon any or all collateral which may be granted to the Bank as security for the indebtedness and obligations of Borrower or any Guarantor under the Loan Documents; provided, however, it is understood that this Agreement is not a Deed of Trust or mortgage;

9.04. Exercise any and all other rights and remedies available to the Bank under the terms of the Loan Documents and applicable law, including the Virginia Uniform Commercial Code;

9.05. Any obligation of the Bank to advance funds to the Borrower or any other Person under the terms of under the Note(s) and all other obligations, if any, of the Bank under the Loan Documents shall immediately cease and terminate unless and until Bank shall reinstate such obligation in writing.

Section 10 Miscellaneous Provisions

10.01. Definitions.

          “Default Rate” shall mean a rate of interest equal to Bank’s Prime Rate plus five percent (5%) per annum (not to exceed the legal maximum rate) from and after the date of an Event of Default hereunder which shall apply, in the Bank’s sole discretion, to all sums owing, including principal and interest, on such date.

          “Environmental Laws” shall mean all applicable federal and state laws and regulations which affect or may affect the Mortgaged Property, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sections 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Sections 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Sections 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Virginia Waste Management Act (Sections 10.1-1400 through 1457 of the Code of Virginia, The Chesapeake Bay Preservation Act (Sections 10.1-2100 through 10.1-2115), Storage Tanks Section 62.4-44.34:8 et seq., and all other state and local laws protecting the environment and dealing with the release and disposal of hazardous waste and materials, as such laws or regulations have been amended or may be amended. “Loan Documents” shall mean this Agreement including any schedule attached hereto, the Note(s), the Deed(s) of Trust, the Mortgage(s), the Security Agreement(s), the Assignment(s) of Leases and Rents, all UCC Financing Statements, the Guaranty Agreement(s), and all other documents, certificates, and instruments executed in connection therewith, and all renewals, extensions, modifications, substitutions, and replacements thereto and therefore.

          “Person” shall mean an individual, partnership, corporation, trust, unincorporated organization, limited liability company, limited liability partnership, association, joint venture, or a government agency or political subdivision thereof.

          “GAAP” shall mean generally accepted accounting principles as established by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants, as amended and supplemented from time to time.

          “Prime Rate” shall mean the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate, which is one of several rate indexes employed by the Bank when extending credit, and may not necessarily be the Bank’s lowest lending rate.

10.02. Non-impairment. If any one or more provisions contained in the Loan Documents shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained therein shall not in any way be affected or impaired thereby and shall otherwise remain in full force and effect.

10.03. Applicable Law. The Loan Documents shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia.

10.04. Waiver. Neither the failure or any delay on the part of the Bank in exercising any right, power or privilege granted in the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power, or privilege which may be provided by law.

10.05. Modification. No modification, amendment, or waiver of any provision of any of the Loan Documents shall be effective unless in writing and signed by the Borrower and Bank.

10.06. Payment Amount Adjustment. In the event that any Loan(s) referenced herein has a variable (floating) interest rate and the interest rate increases, Bank, at its sole discretion, may at any time adjust the Borrower’s payment amount(s) to prevent the amount of interest accrued in a given period to exceed the periodic payment amount or to cause the Loan(s) to be repaid within the same period of time as originally agreed upon.

10.07 Stamps and Fees. The Borrower shall pay all federal or state stamps, taxes, or other fees or charges, if any are payable or are determined to be payable by reason of the execution, delivery, or issuance of the Loan Documents or any security granted to the Bank; and the Borrower and Guarantor agree to indemnify and hold harmless the Bank against any and all liability in respect thereof.

10.08. Attorneys’ Fees. In the event the Borrower or any Pledgor or Guarantor shall default in any of its obligations hereunder and the Bank believes it necessary to employ an attorney to assist in the enforcement or collection of the indebtedness of the Borrower to the Bank, to enforce the terms and provisions of the Loan Documents, to modify the Loan Documents, or in the event the Bank voluntarily or otherwise should become a party to any suit or legal proceeding (including a proceeding conducted under the Bankruptcy Code), the Borrower and Guarantors agree to pay the reasonable attorneys’ fees of the Bank and all related costs of collection or enforcement that may be incurred by the Bank. The Borrower and Guarantor shall be liable for such attorneys’ fees and costs whether or not any suit or proceeding is actually commenced.

10.09. Bank Making Required Payments. In the event Borrower shall fail to maintain insurance, pay taxes or assessments, costs and expenses which Borrower is, under any of the terms hereof or of any Loan Documents, required to pay, or fail to keep any of the properties and assets constituting collateral free from new security interests, liens, or encumbrances, except as permitted herein, Bank may at its election make expenditures for any or all such purposes and the amounts expended together with interest thereon at the Default Rate, shall become immediately due and payable to Bank, and shall have benefit of and be secured by the collateral; provided, however, the Bank shall be under no duty or obligation to make any such payments or expenditures.

10.10. Right of Offset. Any indebtedness owing from Bank to Borrower may be set off and applied by Bank on any indebtedness or liability of Borrower to Bank, at any time and from time to time after maturity, whether by acceleration or otherwise, and without demand or notice to Borrower. Bank may sell participations in or make assignments of any Loan made under this Agreement, and Borrower agrees that any such participant or assignee shall have the same right of setoff as is granted to the Bank herein.

10.11. UCC Authorization. Borrower authorizes Bank to file such UCC Financing Statements describing the collateral in any location deemed necessary and appropriate by Bank.
10.12. Modification and Renewal Fees. Bank may, at its option, charge any fees for modification, renewal, extension, or amendment of any terms of the Note(s) permitted by law.

10.13. Conflicting Provisions. If provisions of this Agreement shall conflict with any terms or provisions of any of the Note(s) or security document(s) or any schedule attached hereto, the provisions of such Note(s) or security document(s) or any schedule attached hereto, as appropriate, shall take priority over any provisions in this Agreement.

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Loan Agreement

10.14. Notices. Any notice permitted or required by the provisions of this Agreement shall be deemed to have been given when delivered in writing to the City Executive or any Vice President of the Bank at its offices in Richmond, Virginia, and to the Vice President of the Borrower at its offices in Richmond, Virginia when sent by certified mail and return receipt requested.

10.15. Consent to Jurisdiction. Borrower hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement may be instituted in the Circuit Court of Fairfax County, Virginia, or the United States District Court for the Eastern District of Virginia, or in such other appropriate court and venue as Bank may choose in its sole discretion. Borrower consents to the jurisdiction of such courts and waives any objection relating to the basis for personal or in rem jurisdiction or to venue which Borrower may now or hereafter have in any such legal action or proceedings.

10.16. Counterparts. This Agreement may be executed by one or more parties on any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10.17. Entire Agreement. The Loan Documents embody the entire agreement between Borrower and Bank with respect to the Loans, and there are no oral or parol agreements existing between Bank and Borrower with respect to the Loans which are not expressly set forth in the Loan Documents.

10.18. Indemnification. The Borrower and the Guarantors hereby jointly and severally agree to and do hereby indemnify and defend the Bank, its affiliates, their successors and assigns and their respective directors, officer, employees and shareholders, and do hereby hold each of them harmless from and against, any loss, liability, lawsuit, proceeding, cost expense or damage (including reasonable in-house and outside counsel fees, whether suit is brought or not) arising from or otherwise relating to the closing, disbursement, administration, or repayment of the Loans, including without limitation: (i) the failure to make any payment to the Bank promptly when due, whether under the Notes evidencing the Loans or otherwise; (ii) the breach of any representations or warranties to the Bank contained in this agreement or in any other loan documents now or hereafter executed in connection with the Loans; or (iii) the violation of any covenants or agreements made for the benefit of the Bank and contained in any of the loan documents; provided, however, that the foregoing indemnification shall not be deemed to cover any loss which is finally determined by a court of competent jurisdiction to result solely from the Bank’s gross negligence or willful misconduct.

10.19. WAIVER OF JURY TRIAL. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN AND ENTER INTO THIS AGREEMENT. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

[SIGNATURES ON FOLLOWING PAGE]

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Loan Agreement

SIGNATURE PAGE

IN WITNESS WHEREOF, the Bank, Borrower and Guarantor(s) have caused this Agreement to be duly executed under seal all as of the date first above written.

Borrower is a Corporation:

Apple Eight Hospitality, Inc.

Name of Corporation

	By:		(SEAL)

Bryan F. Peery
	Title:	Vice President

Additional Co-Borrowers or Guarantors:
Apple Eight Hospitality Massachusetts, Inc.

	By:		(SEAL)

Bryan F. Peery, Vice President

Apple REIT Eight, Inc.

	By:		(SEAL)

Bryan F. Peery, Vice President

Apple Eight Hospitality Ownership, Inc.

	By:		(SEAL)

Bryan F. Peery, Executive Vice President

Apple Eight Hospitality Midwest, LLC

	By:	Apple Eight Hospitality Ownership, Inc., its Sole Member

	By:		(SEAL)

Bryan F. Peery, Vice President

Apple Eight Hospitality Texas, LLC

	By:	Apple Eight Hospitality Ownership, Inc., its Sole Member

	By:		(SEAL)

Bryan F. Peery, Vice President

WITNESS:	BRANCH BANKING AND TRUST COMPANY

By:

Carl B. Frye, Jr.
	Title:	Senior Vice President

ADDENDUM TO PROMISSORY NOTE

THIS ADDENDUM TO PROMISSORY NOTE (“Addendum”) is hereby made a part of the Promissory Note dated October 28, 2010 from APPLE EIGHT HOSPITALITY, INC. (“Borrower”) payable to the order of Branch Banking and Trust Company (“Bank”) in the principal amount of $75,000,000.00 (including all renewals, extensions, modifications and substitutions therefore, the “Note”).

I.	DEFINITIONS

1.1 Adjusted LIBOR Rate means a rate of interest per annum, subject to the Floor (defined below) equal to the sum obtained (rounded upwards, if necessary, to the next higher 1/100th of 1.0%) by adding (i) the One Month LIBOR plus (ii) 2.250 % per annum, which shall be adjusted monthly on the 28th day of each month for each LIBOR Interest Period. If the 28th day of any month falls on a date when the Bank is closed, the Adjusted LIBOR Rate shall be determined as of the last preceding business day. The Adjusted LIBOR Rate shall be adjusted for any change in the LIBOR Reserve Percentage so that Bank shall receive the same yield.

1.2 One Month LIBOR means the average rate (rounded upwards, if necessary, to the next higher 1/100th of 1.0%) quoted on Bloomberg Screen BBAM1 or Page 3750 (or such replacement page) of the Telerate Service on the determination date for deposits in U.S. Dollars offered in the London interbank market for one month, or if the above method for determining the One Month LIBOR shall not be available, the rate quoted in The Wall Street Journal, or a rate determined by a substitute method of determination agreed on by Borrower and Bank; provided, if such agreement is not reached within a reasonable period of time (in Bank’s sole judgment), a rate reasonably determined by Bank in its sole discretion as a rate being paid, as of the determination date, by first class banking organizations (as determined by Bank) in the London interbank market for U.S. Dollar deposits.

1.3 LIBOR Advance means the advances made by Bank to Borrower evidenced by this Note upon which the Adjusted LIBOR Rate of interest shall apply.

1.4 LIBOR Interest Period means a period of one calendar month as may be elected by the Borrower applicable to any LIBOR Advance which shall begin on first day of any month notwithstanding the maturity date of this Note; provided, however, that a LIBOR Interest Period may be less than one calendar month in and only in the calendar month in which the Note originates or matures.

1.5 LIBOR Reserve Percentage means the maximum aggregate rate at which reserves (including, without limitation, any marginal supplemental or emergency reserves) are required to be maintained under Regulation D by member banks of the Federal Reserve System with respect to dollar funding in the London interbank market. Without limiting the effect of the foregoing, the LIBOR Reserve Percentage shall reflect any other reserves required to be maintained by such member banks by reason of any applicable regulatory change against (i) any category of liability which includes deposits by reference to which the Adjusted LIBOR Rate is to be determined or (ii) any category of extensions of credit or other assets related to LIBOR.

1.6 Standard Rate means, for any day, a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1.0%) equal to the Bank’s announced Prime Rate minus 1% per annum, and each change in the Standard Rate shall be effective on the date any change in the Prime Rate is publicly announced as being effective.

1.7 Floor means an interest rate of three and fifty one-hundredths of a percent (3.50%)

1

II.	LOAN BEARING ADJUSTED LIBOR RATE

2.1 Application of Adjusted LIBOR Rate. The Adjusted LIBOR Rate shall apply to the entire principal balance outstanding of a LIBOR Advance for any LIBOR Interest Period.

2.2 Adjusted LIBOR Based Rate Protections.

          (a) Inability to Determine Rate. In the event that Bank shall have determined, which determination shall be final, conclusive and binding, that by reason of circumstances occurring after the date of this Note affecting the London interbank market, adequate and fair means do not exist for ascertaining the One Month LIBOR on the basis provided for in this Note, Bank shall give notice (by telephone confirmed in writing or by telecopy) to Borrower of such determination, whereupon (i) no LIBOR Advance shall be made until Bank notifies Borrower that the circumstances giving rise to such notice no longer exist, and (ii) any request by Borrower for a LIBOR Advance shall be deemed to be a request for an advance at the Standard Rate.

          (b) Illegality. Impracticability. In the event that Bank shall determine, which determination shall be final, conclusive and binding, that the making, maintaining or continuance of any portion of a LIBOR Advance (i) has become unlawful as a result of compliance by Bank with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any of the same not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause Bank material hardship, as a result of contingencies occurring after the date of this Note materially and adversely affect the London interbank market or Bank’s ability to make LIBOR Advances generally, then, and in any such event, Bank shall give notice (by telephone confirmed in writing or by telecopy) to Borrower of such determination. Thereafter, (x) the obligation of Bank to make any LIBOR Advances or to convert any portion of the loan to a LIBOR Advance shall be suspended until such notice shall be withdrawn by Bank, and (y) any request by Borrower for a LIBOR Advance shall be deemed to be a request for an advance at the Standard Rate.

APPLE EIGHT HOSPITALITY, INC.

By:	(SEAL)

Bryan F. Peery
Title: Vice President

2

COMMONWEALTH OF VIRGINIA
CITY OF RICHMOND______________

On this 28th day of October, 2010, before me, the undersigned Notary Public, personally appeared Bryan F. Peery, and known to me to be the Vice President of Apple Eight Hospitality, Inc., the company that executed this instrument and acknowledged this instrument to be the free and voluntary act and deed of the corporation, by authority of its Bylaws or by the resolution of its board of directors, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this instrument and in fact executed the instrument on behalf of the corporation.

(SEAL)

Notary Public
My Commission Expires: ______________
Notary Registration Number: ____________

3

ADDENDUM TO PROMISSORY NOTE

THIS ADDENDUM TO PROMISSORY NOTE (“Addendum”) is hereby made a part of the Promissory Note dated October 28, 2010 from APPLE EIGHT HOSPITALITY, INC. (“Borrower”) payable to the order of Branch Banking and Trust Company (“Bank”) in the principal amount of $25,000,000.00 (including all renewals, extensions, modifications and substitutions therefore, the “Note”).

I.	DEFINITIONS
1.1 Adjusted LIBOR Rate means a rate of interest per annum, subject to the Floor (as defined below), equal to the sum obtained (rounded upwards, if necessary, to the next higher 1/100th of 1.0%) by adding (i) the One Month LIBOR plus (ii) 2.250 % per annum, which shall be adjusted monthly on the 28th day of each month for each LIBOR Interest Period. If the 28th day of any month falls on a date when the Bank is closed, the Adjusted LIBOR Rate shall be determined as of the last preceding business day. The Adjusted LIBOR Rate shall be adjusted for any change in the LIBOR Reserve Percentage so that Bank shall receive the same yield.

1.2 One Month LIBOR means the average rate (rounded upwards, if necessary, to the next higher 1/100th of 1.0%) quoted on Bloomberg Screen BBAM1 or Page 3750 (or such replacement page) of the Telerate Service on the determination date for deposits in U.S. Dollars offered in the London interbank market for one month, or if the above method for determining the One Month LIBOR shall not be available, the rate quoted in The Wall Street Journal, or a rate determined by a substitute method of determination agreed on by Borrower and Bank; provided, if such agreement is not reached within a reasonable period of time (in Bank’s sole judgment), a rate reasonably determined by Bank in its sole discretion as a rate being paid, as of the determination date, by first class banking organizations (as determined by Bank) in the London interbank market for U.S. Dollar deposits.

1.3 LIBOR Advance means the advances made by Bank to Borrower evidenced by this Note upon which the Adjusted LIBOR Rate of interest shall apply.

1.4 LIBOR Interest Period means a period of one calendar month as may be elected by the Borrower applicable to any LIBOR Advance which shall begin on first day of any month notwithstanding the maturity date of this Note; provided, however, that a LIBOR Interest Period may be less than one calendar month in and only in the calendar month in which the Note originates or matures.

1.5 LIBOR Reserve Percentage means the maximum aggregate rate at which reserves (including, without limitation, any marginal supplemental or emergency reserves) are required to be maintained under Regulation D by member banks of the Federal Reserve System with respect to dollar funding in the London interbank market. Without limiting the effect of the foregoing, the LIBOR Reserve Percentage shall reflect any other reserves required to be maintained by such member banks by reason of any applicable regulatory change against (i) any category of liability which includes deposits by reference to which the Adjusted LIBOR Rate is to be determined or (ii) any category of extensions of credit or other assets related to LIBOR.

1.6 Standard Rate means, for any day, a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1.0%) equal to the Bank’s announced Prime Rate minus 1% per annum, and each change in the Standard Rate shall be effective on the date any change in the Prime Rate is publicly announced as being effective.

1

1.7 Floor means an interest rate of three and fifty one-hundredths of a percent (3.50%)

II.	LOAN BEARING ADJUSTED LIBOR RATE

2.1 Application of Adjusted LIBOR Rate. The Adjusted LIBOR Rate shall apply to the entire principal balance outstanding of a LIBOR Advance for any LIBOR Interest Period.

2.2 Adjusted LIBOR Based Rate Protections.

          (a) Inability to Determine Rate. In the event that Bank shall have determined, which determination shall be final, conclusive and binding, that by reason of circumstances occurring after the date of this Note affecting the London interbank market, adequate and fair means do not exist for ascertaining the One Month LIBOR on the basis provided for in this Note, Bank shall give notice (by telephone confirmed in writing or by telecopy) to Borrower of such determination, whereupon (i) no LIBOR Advance shall be made until Bank notifies Borrower that the circumstances giving rise to such notice no longer exist, and (ii) any request by Borrower for a LIBOR Advance shall be deemed to be a request for an advance at the Standard Rate.

          (b) Illegality. Impracticability. In the event that Bank shall determine, which determination shall be final, conclusive and binding, that the making, maintaining or continuance of any portion of a LIBOR Advance (i) has become unlawful as a result of compliance by Bank with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any of the same not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause Bank material hardship, as a result of contingencies occurring after the date of this Note materially and adversely affect the London interbank market or Bank’s ability to make LIBOR Advances generally, then, and in any such event, Bank shall give notice (by telephone confirmed in writing or by telecopy) to Borrower of such determination. Thereafter, (x) the obligation of Bank to make any LIBOR Advances or to convert any portion of the loan to a LIBOR Advance shall be suspended until such notice shall be withdrawn by Bank, and (y) any request by Borrower for a LIBOR Advance shall be deemed to be a request for an advance at the Standard Rate.

APPLE EIGHT HOSPITALITY, INC.

By:	(SEAL)

Bryan F. Peery
Title: Vice President

2

COMMONWEALTH OF VIRGINIA
CITY OF RICHMOND______________

On this 28th day of October, 2010, before me, the undersigned Notary Public, personally appeared Bryan F. Peery, and known to me to be the Vice President of Apple Eight Hospitality Ownership, Inc., the company that executed this instrument and acknowledged this instrument to be the free and voluntary act and deed of the corporation, by authority of its Bylaws or by the resolution of its board of directors, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this instrument and in fact executed the instrument on behalf of the corporation.

(SEAL)

Notary Public
My Commission Expires: ______________
Notary Registration Number: ____________

3

NEGATIVE PLEDGE AGREEMENT

THIS NEGATIVE PLEDGE AGREEMENT (“Agreement”), made this 28th day of October, 2010, by Apple Eight Hospitality, Inc., a Virginia corporation (the “Borrower”), in favor of Branch Banking & Trust Company, a North Carolina banking corporation (the “Bank”). Unless otherwise defined in this Agreement, defined terms shall have the meaning as set forth and defined in the Commitment Letter dated August 20, 2010 and the Commitment Letter dated August 23, 2010.

WITNESSETH:

1.	Definitions

          1.1 “Bank” means Branch Banking & Trust Company, a North Carolina banking corporation.

          1.2 “Borrower” means Apple Eight Hospitality, Inc., a Virginia corporation.

          1.3 “Borrowing Base Property Group” shall mean the properties set forth on Exhibit A hereto.

          1.4 “Capitalization Rate” means the rate of return used to derive the capital value of an income stream.

          1.5 “Initial Value” means the aggregate purchase price of the properties in the Borrowing Base Property Group.

          1.6 “Net Operating Income” means income before taxes plus interest plus depreciation expense plus amortization expense as determined in accordance with Generally Accepted Accounting Principles.

          1.7 “Ongoing Value” means the lesser of the Initial Value or the aggregate Net Operating Income of the properties in the Borrowing Base Property Group divided by a 10% Capitalization Rate.

          1.8 “Value” means either Initial Value at the time of the execution of this Agreement or Ongoing Value which shall be measured at or about 60 days following the end of each of Apple REIT Eight, Inc’s fiscal quarter.

          1.9 “REIT” shall mean Apple REIT Eight, Inc., a Virginia corporation

2.	Negative Pledge

          2.1 In consideration of and for the Line Facility in the amount of $75,000,000 of even date (the “Line Facility”) and the Term Loan in the amount of $25,000,000 of even date (the “Term Loan”) extended to the Borrower, the Borrower hereby covenants and agrees with the Bank that so long as any indebtedness under either the Line Facility or the Term Loan by and between the Borrower and the Bank, any note(s) executed and delivered in connection therewith, and any extensions, renewals or modifications thereof, has not been satisfied, the Borrower shall not and shall not allow any of its subsidiaries, without the prior written consent of the Bank, to breach any of the following conditions:

(a) The “Borrowing Base Property Group shall not, in the aggregate at any time fail to maintain sufficient Value to cover the Line Facility and any other unsecured debt at a ratio of Value to debt of 2.0, which shall be measured at or about 60 days following the end of each of the REIT’s fiscal quarter.

(b) Borrower shall not and shall not allow any of its subsidiary to convey or otherwise transfer all or any part of any property in the Borrowing Base Property Group or any tenements, easements, hereditaments, privileges, minerals and mineral rights, water and water rights, buildings, fixtures and improvements now or hereafter erected or located in or on any property in the Borrowing Base Property Group, nor create, assume, incur or suffer to exist any pledge, mortgage, assignment or other lien or encumbrance of any kind, of or upon any property in the Borrowing Base Property Group or upon the income or profits therefrom except for:

(i) liens for taxes, assessments and other governmental charges which are not delinquent or which are being contested in good faith by appropriate proceedings diligently conducted, against which adequate reserves have been established;

(ii) liens imposed by law in connection with transactions in the ordinary course of business, such as liens of mechanics and materialmen for sums not yet due or being contested in good faith and by appropriate proceedings diligently conducted, against which adequate reserves have been established;

(iii) zoning restrictions, licenses and minor encumbrances and irregularities in title, all of which in the aggregate do not materially detract from the value of the properties involved or materially impair their use in the operation of its business; or

(iv) leases entered into in the ordinary course of business.

Without limiting the generality of the foregoing, if and to the extent that any unauthorized lien or encumbrance is recorded or docketed against, or attached to, any property in the Borrowing Base Property Group, whether voluntarily or involuntarily, the Borrower shall immediately cause the same to be released or satisfied in full.

(c) Borrow shall be entitled to exchange properties in the Borrowing Base Property Group with other properties owned by the Borrower or one of its subsidiaries so long as Bank is provided prior written notice of the exchange.

2

(d) No property in the Borrowing Base Property Group shall be outside of Bank’s Servicing Area. For purposes of this Agreement, Bank’s Servicing Area means the states and/or commonwealths of Indiana, Kentucky, Tennessee, Alabama, Georgia, Florida, West Virginia, Maryland, Virginia, North Carolina and South Carolina and the District of Columbia.

(e) Each entity owning a property in the Borrowing Base Property Group shall be individually compliant with all applicable franchise agreements, environmental compliance, clear title and other items deemed appropriate and necessary should Bank find it necessary to become a secured lender.

(f) No property in the Borrowing Base Property Group shall have a Value in excess of $40 million.

          2.2 Any breach of the pledges set forth in this Agreement shall be considered a breach of any and all of the Loan Documents. Any and all cure periods and remedies for such breach shall be the same as set forth in the Loan Documents.

3.	MISCELLANEOUS PROVISIONS

          3.1 Entire Agreement. This Agreement, including any Addendums referenced herein and attached hereto (which shall be deemed incorporated herein by this reference), constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and supersedes, supplants, and renders null and void any and all prior and contemporaneous negotiations, discussions, proposals, agreements, understandings, representations or communications, oral or written, of the parties hereto with respect to the subject matter hereof.

          3.2 Binding Effect. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          3.3 Amendment. This Agreement may be amended only by a writing duly executed by the authorized representatives of the parties hereto which makes specific reference to this Agreement.

          3.4 Notices. All notices, requests, demands, consents, authorizations, claims, and other communications hereunder must be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (a) upon confirmation of facsimile, (b) one (1) business day following the date sent when sent by overnight delivery and (c) five (5) business days following the date mailed when mailed by registered or certified mail return receipt requested and postage prepaid at the addresses set forth in the preamble to this Agreement. Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and

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other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

          3.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to conflict of law provisions.

          3.6 Waiver. No party to this Agreement shall be deemed to have waived any of its rights, powers or remedies under this Agreement unless such waiver is expressly set forth in a writing signed by the waiving party. No written waiver of any provision of this Agreement shall be deemed to be, or shall constitute, (i) a waiver of any other provision of this Agreement, whether or not similar, or (ii) a continuing or subsequent waiver of the same or another provision of this Agreement. The failure of either party to enforce at any time any of the provisions of this Agreement, or the failure to require at any time performance by the other party of any of the provisions of this Agreement, will in no way be construed to be a present or future waiver of any such provisions, or in any way affect the validity of either party to enforce each and every such provision thereafter.

          3.7 Captions. The captions and headings of Sections and subsections contained in this Agreement are provided for convenience of reference only and shall not be considered a part hereof for purposes of interpreting this Agreement, and, therefore, such captions and headings do not define, modify, limit, describe or affect in any way the meaning or intent of this Agreement or any of its terms or provisions.

          3.8 Gender, Etc. Whenever the context shall require, the use of the masculine gender herein shall be deemed to include the feminine gender and the neuter gender, and the use of the singular or the plural herein shall be deemed to include the plural or the singular, as the case may be.

          3.9 Severability. If any Section or other provision of this Agreement, or the application of such Section or provision, is held invalid, then the remainder of this Agreement, and the application of such Section or provision to persons or circumstances other than those with respect to which it is held invalid, shall not in any way be affected or impaired thereby. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction or panel of arbitrators to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision. The parties agree to negotiate in good faith a substitute valid and enforceable provision that most nearly effects the parties’ intent and to be bound by the mutually agreed substitute provision.

          3.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          3.11 Remedies. All remedies shall be cumulative and not alternative and in addition to all other rights and remedies available in law and in equity.

[The remainder of this page is intentionally left blank and followed by the signature page.]

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          WITNESS the following signatures and seals as of the day and year first above written:

APPLE EIGHT HOSPITALITY, INC.

By:	(SEAL)

Name: Bryan F. Peery
Its: Vice President

COMMONWEALTH OF VIRGINIA	)
) To-wit:
CITY OF RICHMOND	)

          I, _________________________, a Notary Public in and for the Commonwealth of Virginia, City of Richmond, hereby certify that Bryan F. Peery, Vice President of Apple Eight Hospitality, Inc., whose name is signed to the foregoing Negative Pledge Agreement, has appeared before me and acknowledged the same in my jurisdiction aforesaid.

          GIVEN under my hand and seal this 28th day of October, 2010.

Notary Public
Notary No.:

5

GUARANTY AGREEMENT

BRANCH BANKING AND TRUST COMPANY
BB&T FINANCIAL, FSB

Dear Sirs:

          As an inducement to Branch Banking and Trust Company and/or BB&T Financial, FSB (collectively “Bank”) to extend credit to and to otherwise deal with APPLE EIGHT HOSPITALITY, INC. (“Borrower”), and in consideration thereof, the undersigned (and each of-the undersigned jointly and severally if more than one) hereby absolutely and unconditionally guarantees to Bank and its successors and assigns the due and punctual payment of any and all notes, drafts, debts, obligations and liabilities, primary or secondary (whether by way of endorsement or otherwise), of Borrower, at any time, now or hereafter, incurred with or held by Bank, together with interest, as and when the same become due and payable, whether by acceleration or otherwise, in accordance with the terms of any such notes, drafts, debts, obligations or liabilities or agreements evidencing any such indebtedness, obligation or liability including all renewals, extensions and modifications thereof. The obligation of each of the undersigned is a guarantee of payment and not of collection.

          Each of the undersigned is Bank’s debtor for all indebtedness, obligations and liabilities for which this Guaranty is made, and Bank shall also at all times have a lien on and security interest in all stocks, bonds and other securities of each of the undersigned at any time in Bank’s possession and the same shall at Bank’s option be held, administered and disposed of as collateral to any such indebtedness, obligation or liability of the Borrower, and Bank shall also at all times have the right of set-off against any deposit account of each of the undersigned with Bank in the same manner and to the same extent that the right of set-off may exist against the Borrower.

          It is understood that any such notes, drafts, debts, obligations and liabilities may be accepted or created by or with Bank at any time and from time to time without notice to each of the undersigned, and each of the undersigned hereby expressly waives presentment, demand, protest, and notice of dishonor of any such notes, drafts, debts, obligations and liabilities or other evidences of any such indebtedness, obligation or liability. Bank may receive and accept from time to time any securities or other property as a collateral to any such notes, drafts, debts, obligations and liabilities, and may surrender, compromise, exchange and release absolutely the same or any part thereof at any time without notice to each of the undersigned and without in any manner affecting the obligation and liability of each of the undersigned hereby created. Each of the undersigned agrees that Bank shall have no obligation to protect, perfect, secure or insure any security interests, liens or encumbrances now or hereafter held for the indebtedness, obligations and liabilities for which this Guaranty is made.

          This obligation and liability on the part of each of the undersigned shall be a primary, and not a secondary, obligation and liability, payable immediately upon demand without recourse first having been had by Bank against the Borrower or any other guarantor, person, firm or corporation, and without first resorting to any property held by Bank as collateral security; and each of the undersigned hereby waives the benefits of all provisions of law, including but not limited to the provisions of Virginia Code 4.§49-25 and 49-26 or their successors, for stay or delay of execution or sale of property or other satisfaction of judgment against each of the undersigned on account of obligation and liability hereunder until judgment be obtained therefor against the Borrower and execution thereon returned unsatisfied, or until it is shown that the Borrower has no property available for the satisfaction of the indebtedness, obligation or liability guaranteed hereby, or until any other proceedings can be had; and each of the undersigned hereby agrees to indemnify the Bank for all costs of collection, including but not limited to the costs of repossession, foreclosure, reasonable attorneys’ fees and court costs incurred by the Bank in the event that the Bank should first be required by each of the undersigned to resort to any property held by the Bank or In which the Bank has a security interest or to obtain execution or other satisfaction of a Judgment against the Borrower on account of Borrower’s obligation and liability for its indebtedness guaranteed hereby; and each of the undersigned further agrees that each of the undersigned is responsible for any obligation or debt, or portion thereof, of the Borrower to the Bank which has been paid by the Borrower to the Bank and which the Bank is subsequently required to return to the Borrower or a trustee for the Borrower in any bankruptcy or insolvency proceeding; and each of the undersigned further agrees that none of the undersigned shall have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and obligations of the Borrower to Bank unless and until all of the debts and obligations of the Borrower to Bank have been paid in full. Each of the undersigned hereby waives, to the extent avoidable under any provision of the Bankruptcy Code, any right arising upon payment by each of the undersigned of any obligation under this Guaranty to assert a claim against the bankruptcy estate of the Borrower.

Check applicable box:

☐	This Guaranty is unlimited and applies to all indebtedness of Borrower, whether now existing or hereafter arising.
☑

This Guaranty applies to all indebtedness of Borrower evidenced by its promissory notes dated October 28, 2010 (including all extensions, renewals, and modifications thereof) in the principal amount of $75,000,000 and October 28, 2010 (including all extensions, renewals, and modifications thereof) in the principal amount of $25,000,000.

☐

This Guaranty is limited to an amount of $______________ plus accrued interest, late fees, costs of collection (including attorneys fees) and all other obligations and indebtedness which may accrue or be incurred with respect to the Borrower’s promissory note/line number _______ dated ________________ (including all extensions, renewals, and modifications thereof) in the principal amount of $__________________.

☐

This Guaranty is limited to an amount of $_____________ plus accrued interest, late fees, costs of collection (including attorneys’ fees) and all other obligations and indebtedness which may accrue or be incurred with respect to the Borrower’s indebtedness and obligations to Bank.

          This agreement shall inure to the benefit of Bank, its successors and assigns, and the owners and holders of any of the indebtedness, obligations and liabilities hereby guaranteed, and shall remain in force until a written notice revoking it has been received by Bank; but such revocation shall not release any of the undersigned from liability to Bank, its successors and assigns, or the owners and holders of any of the indebtedness, obligations and liabilities hereby guaranteed, for any indebtedness, obligation or liability of the Borrower which is hereby guaranteed and then in existence or from any renewals, extensions or modifications thereof in whole or in part, whether such renewals, extensions or modifications are made before or after such revocation, with or without notice to each of the undersigned. Each of the undersigned waives presentment, demand, protest and notices of every kind and assents to any one or more extensions, modifications, renewals or postponements of the time or amount of payment or any other indulgences given to Borrower. Each of the undersigned shall be responsible for and shall reimburse the Bank for all costs and expenses (including reasonable attorneys’ fees) incurred by the Bank in connection with the enforcement of this Guaranty or the protection or preservation of any right or claim of the Bank in connection herewith, including without limitation costs and expenses incurred by the Bank in connection with its attempts to collect the indebtedness, obligations, and liabilities guaranteed hereby.

          If the Borrower is a corporation, this instrument covers all indebtedness, obligations and liabilities to Bank purporting to be made or undertaken on behalf of such corporation by any such officer or agent of said corporation without regard to the actual authority of such officer or agent. The term “corporation” shall include associations of all kinds and all purported corporations, whether correctly and legally chartered and organized.

          Each of the undersigned covenants, warrants, and represents to the Bank that: (i) this guaranty is enforceable against each of the undersigned in accordance with its terms; (ii) the execution and delivery of this Guaranty does not violate or constitute a breach of any agreement to which any of the undersigned is a party; (it) that there is no litigation, claim, action or proceeding pending or, to the best knowledge of each of the undersigned, threatened against any of the undersigned which would materially adversely affect the financial condition of the undersigned or his ability to fulfill his obligations hereunder; and (iv) that each of the undersigned has knowledge of the Borrower’s financial condition and affairs.

          This Guaranty is made in and shall be construed in accordance with the laws and judicial decisions of the Commonwealth of Virginia. The undersigned agrees that any dispute arising out of this Guaranty shall be adjudicated in either the state or federal courts of Virginia and in no other forum. For that purpose, the undersigned hereby submits to the jurisdiction of the state and/or federal courts of Virginia. The undersigned waives any defense that venue is not proper for any action brought in any federal or state court in the Commonwealth of Virginia.

[Signatures on Following Page]

Witness the signature and seal of each of the undersigned.

WITNESS:
	By:	Apple Eight Hospitality Massachusetts, Inc.	(SEAL)

Bryan F. Peery, Vice President

	By:	Apple REIT Eight, Inc.	(SEAL)

Bryan F. Peery, Vice President

	By:	Apple Eight Hospitality Ownership, Inc.	(SEAL)

Bryan F. Peery, Vice President

Apple Eight Hospitality Midwest, LLC

By:	Apple Eight Hospitality Ownership, Inc., its Sole Member

By:		(SEAL)

Bryan F. Peery
Vice President

Apple Eight Hospitality Texas, LLC

By:	Apple Eight Hospitality Ownership, Inc., its Sole Member

By:		(SEAL)

Bryan F. Peery
Vice President

Date: October 28, 2010

COMMONWEALTH OF VIRGINIA	)
) To-wit:
CITY OF RICHMOND	)

          I, _________________________, a Notary Public in and for the Commonwealth of Virginia, City of Richmond, hereby certify that Bryan F. Peery, Vice President of Apple Eight Hospitality, Inc., whose name is signed to the foregoing Guaranty Agreement, has appeared before me and acknowledged the same in my jurisdiction aforesaid.

          GIVEN under my hand and seal this 28th day of October, 2010.

Notary Public
Notary No.: